[GRAPHIC]

ANNUAL REPORT
SEPTEMBER 30, 1999

MEMBER OF 100% NO-LOAD MUTUAL FUND COUNCIL

MANAGED BY
HARRIS
ASSOCIATES L.P.



THE OAKMARK
FUND

THE OAKMARK
SELECT FUND

THE OAKMARK
SMALL CAP FUND

THE OAKMARK
EQUITY AND
INCOME FUND

THE OAKMARK
GLOBAL FUND

THE OAKMARK
INTERNATIONAL
FUND

THE OAKMARK
INTERNATIONAL
SMALL CAP FUND

                                    OAKMARK

 THE OAKMARK FAMILY OF FUNDS

       1999 ANNUAL REPORT
        ........................................................................

LETTER FROM THE CHAIRMAN AND PRESIDENT......................    1

THE OAKMARK FAMILY OF FUNDS SUMMARY.........................    2
THE OAKMARK FUND
  Letter from the Portfolio Manager.........................    4
  Schedule of Investments...................................    7
THE OAKMARK SELECT FUND
  Letter from the Portfolio Manager.........................   10
  Schedule of Investments...................................   12
THE OAKMARK SMALL CAP FUND
  Letter from the Portfolio Manager.........................   14
  Schedule of Investments...................................   16
THE OAKMARK EQUITY AND INCOME FUND
  Letter from the Portfolio Manager.........................   19
  Schedule of Investments...................................   21
THE OAKMARK GLOBAL FUND
  Letter from the Portfolio Managers........................   25
  Global Diversification Chart..............................   27
  Schedule of Investments...................................   28
THE OAKMARK INTERNATIONAL FUND
  Letter from the Portfolio Managers........................   31
  International Diversification Chart.......................   33
  Schedule of Investments...................................   34
THE OAKMARK INTERNATIONAL SMALL CAP FUND
  Letter from the Portfolio Managers........................   38
  International Diversification Chart.......................   40
  Schedule of Investments...................................   41
FINANCIAL STATEMENTS
  Statement of Assets and Liabilities.......................   46
  Statement of Operations...................................   48
  Statement of Changes in Net Assets........................   50
  Notes to Financial Statements.............................   57

TRUSTEES AND OFFICERS.......................................   73

        FOR MORE INFORMATION
          Access our web site at www.oakmark.com to obtain a profile, prospectus, an application or periodic reports, or call
          1-800-OAKMARK (1-800-625-6275) or (617) 578-1329.

        WEB SITE AND 24-HOUR NET ASSET VALUE HOTLINE
          Access our web site at www.oakmark.com to obtain the current net asset value of a fund, or call 1-800-GROWOAK
          (1-800-476-9625).

        TO COMMENT ON SHAREHOLDER SERVICES
          E-mail us at ServiceComments@oakmark.com.

LETTER FROM THE CHAIRMAN AND PRESIDENT...
 ........................................................................

[PHOTO]
DEAR FELLOW SHAREHOLDERS:
    WE ARE PLEASED TO PRESENT THE ANNUAL REPORT FOR THE OAKMARK FAMILY OF FUNDS. THE FOURTH QUARTER PERFORMANCE OF OUR FUNDS WAS MIXED AT BEST AND LEFT ALL OF US FRUSTRATED. WE VIEW THIS QUARTER AS A TEMPORARY SETBACK THAT WILL BE OVERCOME BY THE ULTIMATE RETURNS GENERATED BY THE COMPELLING VALUES THAT ARE CURRENTLY HELD IN OUR PORTFOLIOS. YOUR PATIENCE AND LOYALTY IS SOMETHING THAT WE VALUE HIGHLY.
    AS OUR DOMESTIC INVESTMENT STYLE RETURNS TO FAVOR, THE COMEBACK WILL NOT BE SMOOTH AND STRAIGHT UP IN TERMS OF PERFORMANCE. MANY OF YOU HAVE ASKED OR ARE LIKELY TO BE WONDERING WHAT IS BEHIND OUR RESOLVE AND CONVICTION THAT OUR PERFORMANCE IS AT OR NEAR A TURNING POINT. IN BOTH OUR DOMESTIC AND INTERNATIONAL PORTFOLIOS, SEVERAL FACTORS ARE THE SOURCE OF OUR CONFIDENCE. IN ABSOLUTE AND RELATIVE TERMS, THE CURRENT VALUATION OF OUR INDIVIDUAL HOLDINGS IS VERY ATTRACTIVE. EACH OF THE STOCKS IS SELLING BELOW, AND IN SOME CASES SUBSTANTIALLY BELOW, THE BUSINESS VALUE OF THE COMPANY IN WHICH WE ARE INVESTED. THIS GAP BETWEEN ABSOLUTE VALUE AND BUSINESS VALUE WILL ULTIMATELY CLOSE AS THE STOCK PRICE AND BUSINESS VALUES CONVERGE. ON A RELATIVE BASIS, LOOKING AT A VARIETY OF QUANTITATIVE FACTORS, OUR PORTFOLIOS ARE UNIFORMLY SELLING AT VALUATIONS WELL BELOW THE AVERAGE FOR THE APPROPRIATE STOCK MARKET INDEX.
OUR CONFIDENCE THAT WE ARE CLOSER TO SEEING THIS VALUATION GAP CLOSE IS REINFORCED BY THE SUBSTANTIAL AND BROAD BASED INCREASE IN SHARE REPURCHASES AND INSIDER BUYING IN THE SECURITIES THAT WE OWN. THE PEOPLE WHO KNOW THESE COMPANIES BEST ARE CLEARLY MAKING SUBSTANTIAL TANGIBLE STATEMENTS THAT THESE SECURITIES ARE UNDERVALUED. AS WE HAVE ALWAYS SAID, THE PROSPECTS FOR INVESTMENT SUCCESS ARE ENHANCED WHEN THE SHAREHOLDERS AND MANAGEMENT INTERESTS ARE ALIGNED.
    FINALLY, THE INCREASE IN TAKEOVER ACTIVITY AIMED AT THE COMPANIES IN OUR PORTFOLIOS IS A REMINDER THAT THE VALUATION GAP CAN BE CLOSED EITHER GRADUALLY OR DRAMATICALLY. IN EITHER CASE, WE WILL ULTIMATELY BENEFIT.
    WE CONTINUE TO BELIEVE THAT SUPERIOR SHAREHOLDER SERVICE CAN BUILD LOYALTY TO THE FUNDS. THUS WE ARE ALWAYS LOOKING FOR WAYS TO IMPROVE THIS SERVICE. TO THIS END, WE HAVE RECENTLY CHANGED OUR TRANSFER AGENT. THE NEW PROVIDER IS NVEST SERVICES COMPANY WHICH IS COMMITTED TO BECOMING THE TOP PROVIDER OF INVESTOR SERVICES. PLEASE LET US KNOW IF YOU EXPERIENCE UNUSUALLY GOOD OR BAD SERVICE FROM THE NEW FIRM BY E-MAILING US AT SERVICECOMMENTS@OAKMARK.COM.
    AS THE END OF THE CENTURY RAPIDLY APPROACHES, WE REMAIN CONFIDENT THAT WE ARE PREPARED FOR THE EVENT.

    WE WOULD ALSO LIKE TO BE THE FIRST TO WISH YOU A HAPPY, HEALTHY AND PROSPEROUS NEW YEAR AND WE LOOK FORWARD TO A SUCCESSFUL 2000.

[SIGNATURE]
VICTOR MORGENSTERN
CHAIRMAN

[SIGNATURE]
ROBERT M. LEVY
PRESIDENT

                                                                          [LOGO]

 THE OAKMARK FAMILY OF FUNDS

       SUMMARY INFORMATION
        ........................................................................

                                                               THE OAKMARK              THE OAKMARK
PERFORMANCE FOR PERIOD ENDED          THE OAKMARK                SELECT                  SMALL CAP
SEPTEMBER 30, 1999                       FUND                     FUND                     FUND
                                ----------------------   ----------------------   ----------------------
3 MONTHS                                -13.6%                   -10.0%                    -9.0%
 .........................................................................................................
6 MONTHS                                -3.6%                    -3.2%                     3.0%
 .........................................................................................................
1 YEAR                                   8.0%                    30.1%                     10.6%
AVERAGE ANNUAL TOTAL RETURN
  3 YEAR                                12.4%                     N/A                      7.7%
 .........................................................................................................
  5 YEAR                                15.1%                     N/A                       N/A
 .........................................................................................................
  SINCE INCEPTION                       22.9%                    31.1%                     13.7%
VALUE OF $10,000                        $53,882                  $22,028                  $16,558
FROM INCEPTION DATE                    (8/5/91)                 (11/1/96)                (11/1/95)
---------------------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS                Philip Morris            USG Corporation 10.1%    Symantec
AS OF SEPTEMBER 30, 1999        Companies Inc.    7.2%    Washington                 Corporation    6.6%
COMPANY AND % OF TOTAL NET       Knight Ridder,            Mutual, Inc.    9.1%    Duff & Phelps Credit
ASSETS                             Inc.    6.6%           U.S. Industries,           Rating Co.    5.5%
                                 Nike, Inc.,                Inc.    8.2%           SPX Corporation  4.2%
                                   Class B    6.3%        First Data               Catellus Development
                                 H&R Block, Inc.  5.8%      Corporation    7.0%      Corporation    3.8%
                                 The Dun & Bradstreet     The Dun & Bradstreet     U.S. Industries,
                                   Corporation    5.8%      Corporation    6.6%      Inc.    3.6%
---------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES              Other Consumer           Computer                 Banks & Thrifts 10.2%
AS OF SEPTEMBER 30, 1999           Goods &                  Services    17.5%      Machinery & Industrial
INDUSTRIES AND % OF TOTAL NET      Services    19.4%      Banks & Thrifts 12.0%      Processing    9.5%
ASSETS                           Aerospace &              Building Materials &     Retail    8.7%
                                   Defense    9.2%         Construction    10.1%   Food & Beverage  7.6%
                                 Food & Beverage  8.9%    Diversified              Automotive    7.4%
                                 Information               Conglomerates    8.2%
                                   Services    8.1%       Information
                                 Banks & Thrifts  7.9%      Services    6.6%

THE OAKMARK FAMILY OF FUNDS
2

 ........................................................................

                                    THE OAKMARK           THE OAKMARK           THE OAKMARK           THE OAKMARK
                                     EQUITY AND              GLOBAL            INTERNATIONAL         INTERNATIONAL
                                    INCOME FUND               FUND                  FUND             SMALL CAP FUND
                                --------------------  --------------------  --------------------  --------------------

3 Months                               -5.1%                 -8.2%                 -7.1%                  0.8%
                                                      (inception 8/4/99)
 ......................................................................................................................
6 Months                               4.3%                   N/A                  12.4%                 17.7%
 ......................................................................................................................
1 Year                                 15.3%                  N/A                  46.4%                 88.0%
Average Annual Total Return
  3 Year                               16.4%                  N/A                  9.2%                  10.0%
 ......................................................................................................................
  5 Year                                N/A                   N/A                  9.4%                   N/A
 ......................................................................................................................
  Since inception                      15.4%                  N/A                  13.3%                 11.7%
Value of $10,000                      $17,518                $9,180               $23,896               $15,439
from inception date                  (11/1/95)              (8/4/99)             (9/30/92)             (11/1/95)
----------------------------------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS                Imation Corp. 5.4%    The Dun &             Metso Oyj    5.0%     Royal Doulton
AS OF SEPTEMBER 30, 1999         Premark                 Bradstreet          Chargeurs SA  4.9%      plc    5.1%
COMPANY AND % OF TOTAL NET         International, Inc.    3.9%      Corporation 5.6%  Fila Holdings  Carpetright
ASSETS                           The Reynolds and      Department              S.p.A.    4.0%        plc    4.9%
                                                         56, Inc.    5.2%    Cordiant              JCG
                                   Reynolds Company    3.7%  NOVA              Communications        Holdings Ltd.    4.8%
                                 First Data            Corporation    4.6%     Group plc    4.0%   House of Fraser
                                 Corporation    3.6%   Sterling Commerce,    Citizen Watch           Plc    4.7%
                                 Amli Residential        Inc.    4.4%          Co.    3.9%         Krones AG    4.3%
                                   Properties          Somerfield plc4.3%
                                   Trust    3.5%
----------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES              U.S. Government       Information           Other Industrial      Retail    12.7%
AS OF SEPTEMBER 30, 1999           Bonds    25.4%        Services    12.8%     Goods &             Diversified
INDUSTRIES AND % OF TOTAL NET    Computer              Retail    11.8%         Services    16.5%     Conglomerates    10.1%
ASSETS                             Services    12.7%   Banks &               Banks &               Production
                                 Real Estate    9.1%     Thrifts    9.9%       Thrifts    9.6%       Equipment    9.7%
                                 Banks &               Computer              Machinery and         Mining & Building
                                   Thrifts    8.9%       Services    8.8%      Metal                 Materials    9.5%
                                 Data Storage  5.4%    Other Consumer         Processing    6.3%   Other Consumer
                                                         Goods &             Other Consumer          Goods &
                                                         Services    8.2%      Goods &               Services    9.3%
                                                                               Services    6.3%
                                                                             Food &
                                                                               Beverage    6.0%

                                                     THE OAKMARK FAMILY OF FUNDS

 THE OAKMARK FUND

       REPORT FROM ROBERT J. SANBORN, PORTFOLIO MANAGER
        ........................................................................

            [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (9/30/99) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       THE OAKMARK  S & P 500
          FUND
8/91       $10,000    $10,000
10/91      $12,100    $10,202
1/92       $13,910    $10,707
4/92       $14,660    $10,947
7/92       $15,910    $11,279
10/92      $17,110    $11,217
1/93       $19,913    $11,836
4/93       $20,136    $11,957
7/93       $22,052    $12,260
10/93      $24,504    $12,896
1/94       $25,648    $13,357
4/94       $24,855    $12,590
7/94       $25,321    $12,890
10/94      $26,653    $13,384
1/95       $26,480    $13,433
4/95       $28,846    $14,781
7/95       $30,883    $16,248
10/95      $32,397    $16,916
1/96       $36,091    $18,608
4/96       $36,823    $19,242
7/96       $35,559    $18,934
10/96      $38,252    $20,988
1/97       $43,112    $23,510
4/97       $44,197    $24,073
7/97       $51,606    $28,797
9/97       $52,009    $28,668
12/97      $54,132    $29,494
3/98       $59,517    $33,663
6/98       $57,909    $34,775
9/98       $49,899    $31,316
12/98      $56,155    $37,985
3/99       $55,888    $39,877
6/99       $62,332    $42,688
9/99       $53,822    $40,023

9/30/99
NAV                                           AVERAGE ANNUAL TOTAL RETURN*
$34.37                                              THROUGH 9/30/99
                                TOTAL RETURN      FROM FUND INCEPTION
                                LAST 3 MOS.              8/5/91
--------------------------------------------------------------------------
THE OAKMARK FUND                     -13.6%                 22.9%
Standard & Poor's 500 Stock
  Index w/inc**                       -6.2%                 18.5%
Dow Jones Industrial Average
  w/ inc**                            -5.4%                 19.1%
Value Line Composite Index**         -10.3%                  6.9%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow Jones Average includes only 30 big companies. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

PORTFOLIO UPDATE
The fiscal year ending September 30, 1999 was very disappointing to me. Your Fund lagged significantly behind the overall market, and this is especially frustrating after our lackluster 1998. While your Fund generated positive absolute returns each year, it has dramatically lagged a very strong overall market.
On the one hand, your Fund has had a dearth of big winners to compensate for some disappointments. Of our sixteen positions greater than 3 percent of assets, only four performed better than the Standard & Poor's 500--Brunswick, Nike, Boeing, and Eaton. This does not really surprise me, because in general the big winners in this market have been the fast-growing technology stocks that represent a big portion of the overall market. As most of you know, we find these stocks to be grossly overpriced and do not own any (see next item for more).

However, your Fund had a number of losers during the year that are more troubling and deserve discussion. Of our aforementioned sixteen largest holdings, five stocks--Lockheed Martin, Mattel, Philip Morris, Bank One, and Washington Mutual--were down for the year. Individual declines ranged from 13 percent for Washington Mutual to 35 percent for Lockheed Martin.

One needs to differentiate between stocks that went down due to a decline in underlying business value, and those that went down because...they went down. Our investment methodology involves buying stocks in businesses we understand, with owner-oriented management, and, most important, that sell at a significant discount to underlying value. In our view, two of our losers--Philip Morris and Washington Mutual--have performed as expected as BUSINESSES and our buy-and-sell targets are at least as high today as they were a year ago. While we monitor developments closely, we view the declines in these two stocks as opportunities.

Bank One did experience a fundamental disappointment during the year as growth at its large credit card business was less than expected. While we have adjusted our earnings estimates somewhat, we do not view this development as a major hit to underlying value. We still have great respect for the First USA

THE OAKMARK FUND
4

 ........................................................................

credit card operation and, selling at less than 10x next year's earnings, we view ONE as a bargain.

Mattel and Lockheed Martin both experienced major declines in our estimate of underlying value. In the case of Mattel, the culprit was the disastrous acquisition of The Learning Company. After closing this deal in the second quarter of this year, MAT announced in the THIRD quarter that TLC was nowhere near as profitable as originally thought. In fact, at this date, the Company is still apparently trying to ascertain the extent of the problems at TLC. We have dramatically lowered our earnings estimates and our buy-and-sell targets.

In the case of Lockheed Martin, this is a case of The Gang That Cannot Launch a Satellite Straight. Very poor execution in a number of its businesses and in some cost-cutting initiatives have caused our earnings estimates for the years 1999 and 2000 to be cut in half versus prior expectations. Our buy-and-sell targets have been similarly cut.

When doing a post-mortem on these two, it is clear in the case of MAT that management was not up to the critical job of capital allocation. When a management issues stock equal to more than one-third of its shares outstanding, it better have a firm handle on what it is buying. It is clear in the instance of TLC that management's due diligence is highly suspect. In the case of Lockheed Martin, management also is to blame for its problems. As we watched this company make a very large number of acquisitions--each of which was logical on its face--we concluded that management was up to the task of integrating these disparate cultures. In retrospect, we were wrong.

In the case of both Mattel and Lockheed, we have had extensive and continuous contact with top management. Despite this, we clearly misjudged management's abilities. This is especially frustrating, because we as a firm traditionally seek out superior managements and have spent a lot of time with a lot of CEOs. While we as a group are not known as being bashful, we recognize that our questioning of management must be even more direct and pointed in the future.

What are we doing with these stocks? As our schedule of investments indicates, we have retained the vast majority of our shares in both companies at the current time. While I am discomfited about holding shares in companies in which we have serious doubts about management, the market has driven the shares of both stocks to levels that are too cheap. Both stocks sell at less than 10x next year's cash earnings, huge discounts to the overall market. With both vulnerable to either financial or strategic buyers, with both companies leaders in their industries, and with management under the gun to produce, I have elected to retain both holdings for now.

While it is important to look back and understand one's investment results, it is even more crucial always to look to the future and not be burdened by history. While the past couple of years have produced unacceptable performance, I am more confident about your Fund's prospective relative performance than I have ever been. My colleagues and I have experienced similar periods before and we have seen our patience rewarded.

A TALE OF TWO ACQUISITIONS

The history of financial markets tells us that the more things appear to change, the more they stay the same. Reading about the South Sea Company in 1720s England reminded me of the stock market in 1999 America. Despite the grandiose name, the South Sea Company had no business except converting illiquid government annuities into stock shares. The intrinsic value per share was easily obtained. Despite this, South Sea stock became a sensation and soared far above this value, attracting first government officials and royalty, then professional traders, and then, towards the end of the bubble, the proverbial widows and orphans.

The rapid price rise above value stimulated entrepreneurs to float other "bubble" companies. These companies had a huge variety of purposes. One was formed merely to trade South Sea stock; others were to settle Australia, to gather saltpeter by cleaning out all the loos in England, and to make an air pump for the brain. As an aside, there are days (and quarters) I wish that last one had panned out!

Now let's advance to 1999. The awesome albeit irregular rise in technology stocks continues and the awesome increase in IPOs to take advantage of this reality also continues. What is driving these deals, in my opinion, is the same thing that propelled the emergence of the "bubble companies" over 220 years ago--public market prices that far exceed intrinsic value.

I have discussed at length how the US stock market is roughly divided into two camps, the large-cap growth (primarily technology) companies on the one hand and everything else on the other. "Everything else" hasn't been winning, as if you did not already know. This situation has created a pervasive psychology in today's stock market, exemplified by two acquisitions that occurred the same week in September: Cisco/Cerent and H. & R. Block/ Olde.

Cisco, a leading networking company, announced the over-$7 billion purchase of a private company, Cerent, that has been in business only two years and

                                                                THE OAKMARK FUND

 ........................................................................

possesses an apparently nice evolutionary technology. Cerent is unprofitable and has lost $60 million to date. It has only $10 million in revenue, which is expected to grow to $300 million by 2001; it has 266 employees. By my calculations, this deal occurred at 700x revenues, 23x 2001 expected revenues, and $26 million per employee. A venture capital firm that recently invested
$8 million in Cerent will soon receive more than $2.1 billion in Cisco stock. (This is a better-annualized return than even a certain First Lady's foray into the commodity markets!). The "Wall Street Journal" wrote that this transaction "...is the latest sign of the Internet's mind-boggling impact on corporate valuations."

The stock market likes this deal.

H&R Block, the tax-preparation company, is one of your Fund's larger holdings. It also announced an acquisition, buying Olde, the discount brokerage company. Block is paying 2.5x revenues and 16.5x earnings for Olde. While we have serious reservations about this deal and believe that Block could have found a far better return for its capital, we would concede that there is a credible strategic rationale for this deal.

The market hates, hates, hates this deal, and in the two trading days after the announcement, Block's market value fell by MORE than the purchase price for Olde. The market is apparently saying, "Not only is Olde worth zero, but it has negative value."

What explains the market's different reactions to the two deals? Well, my belief is that a deep-rooted psychology has taken root among investors (not to mention venture capitalists, investment bankers, and even corporate executives), that in the technology arena, particularly anything related to the Internet, valuation does not matter. One can pay virtually any multiple for any well-positioned tech company because, of course, the world has changed and the growth is going to be there. After all, the stocks keep going up, right?

Let's compare what one can own in the "brick-and-mortar" toy world versus what can own in the Net toy world. Mattel and Hasbro COMBINED have approximately the same market capitalization ($8 billion) as eToys, an Internet toy retailer that has been in business for less than three years. Mattel and Hasbro are the two biggest toy companies in the US and own great brands such as Barbie, G.I. Joe, Fisher-Price, Hot Wheels, and many others.

Combined, Mattel and Hasbro have sales of about $10 billion and generate over $1.6 billion in pre-tax profits. eToys, in its most recent quarter, generated less than $8 million (that's with an "m") in revenues and lost $20 million. If the market is right, eToys is going to experience decades of excellent results. Personally, I think it is exceedingly remote that the market is valuing these respective businesses correctly.

There are countless examples in history of such psychology taking root for a long period of time. Of course, in the long run, the piper must be paid. In 1720 England, the fate of the London banker John Martin is instructive. Early in the summer, watching the price of South Sea soar, he argued, "When the rest of the world is mad, we must imitate them in some measure." Alas, it turned out he was late to the game, and failed to sell out before the crash. Losing his fortune, he complained of being "blinded by other people's advice."

I get many letters from you, the shareholders, complaining about my stubborn refusal to buy the tech stocks. I share--believe me!--your frustration. However, I remain very confident about our Fund and its relative value.

As I write this, investment banks are about to float a huge number of IPOs, most of which have an Internet connection of some sort. (I note that there are now a number of mutual funds that focus on investing in IPOs, and more are on the way!). All of the money raised by these IPOs will go into competing with other players. The laws of economics dictate that this capital will retard returns. In addition, venture capital firms are no doubt observing the valuations the stock market is placing on Internet plays. According to the National Venture Capital Association, the dollar value of Internet venture outlays has more than quadrupled in the last year. In that last year, the percentage of venture investments geared to the Internet has gone from 25 percent to over 50 percent. This capital will make the sector more competitive.

So, I concede that many of you must be very frustrated by our Fund's anemic performance, and I continue to appreciate your support and patience. I am not tempted to imitate the madness we see in much of the stock market and remain very confident in our portfolio. In the fullness of time, I am confident that our approach will be validated.

/S/ ROBERT SANBORN

ROBERT J. SANBORN

Portfolio Manager
rsanborn@oakmark.com

October 13, 1999

THE OAKMARK FUND
6

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999
 ........................................................................

                                                  SHARES HELD   MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCKS--90.8%

FOOD & BEVERAGE--8.9%
  Philip Morris Companies Inc.                     10,010,700  $ 342,240,806
  Nabisco Holdings Corporation, Class A             2,372,100     81,985,706
                                                               -------------
                                                                 424,226,512

APPAREL--6.3%
  Nike, Inc., Class B                               5,257,100  $ 298,997,563

RETAIL--0.2%
  GC Companies, Inc. (a)                              266,200  $   7,986,000

HARDWARE--6.8%
  The Black & Decker Corporation (b)                5,412,200  $ 247,269,887
  The Stanley Works                                 3,124,900     78,708,419
                                                               -------------
                                                                 325,978,306

OTHER CONSUMER GOODS & SERVICES--19.4%
  H&R Block, Inc. (b)                               6,415,500  $ 278,673,281
  Mattel, Inc.                                     12,164,400    231,123,600
  Brunswick Corporation (b)                         7,280,800    181,109,900
  Fortune Brands, Inc.                              4,861,100    156,770,475
  Galileo International, Inc.                       1,980,000     79,695,000
                                                               -------------
                                                                 927,372,256

BANKS & THRIFTS--7.9%
  Washington Mutual, Inc.                           7,480,000  $ 218,790,000
  Bank One Corporation                              4,600,548    160,156,577
                                                               -------------
                                                                 378,946,577

INSURANCE--1.8%
  Old Republic International Corporation            5,820,330  $  84,031,014

INFORMATION SERVICES--8.1%
  The Dun & Bradstreet Corporation (b)              9,322,500  $ 278,509,687
  ACNielsen Corporation (a)(b)                      4,764,000    108,083,250
                                                               -------------
                                                                 386,592,937

COMPUTER SERVICES--2.6%
  First Data Corporation                            2,873,200  $ 126,061,650

PUBLISHING--6.6%
  Knight Ridder, Inc. (b)                           5,716,100  $ 313,670,988

MEDICAL CENTERS--3.0%
  Columbia/HCA Healthcare Corporation               6,746,600  $ 142,943,588

MEDICAL PRODUCTS--1.6%
  Sybron International Corporation (a)              2,935,600  $  78,894,250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.                 THE OAKMARK FUND

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                                 SHARES HELD/
                                                    PAR VALUE   MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCKS--90.8% (CONT.)

AEROSPACE & DEFENSE--9.2%
  Lockheed Martin Corporation                       7,150,000  $ 233,715,625
  The Boeing Company                                4,799,400    204,574,425
                                                               -------------
                                                                 438,290,050

MACHINERY & INDUSTRIAL PROCESSING--7.3%
  Eaton Corporation                                 2,113,600  $ 182,430,100
  Cooper Industries, Inc.                           3,558,400    166,355,200
                                                               -------------
                                                                 348,785,300

BUILDING MATERIALS & CONSTRUCTION--0.0%
  Juno Lighting, Inc.                                  63,702  $     760,443

OTHER INDUSTRIAL GOODS & SERVICES--1.1%
  Bandag, Incorporated, Class A                     1,104,100  $  27,878,525
  The Geon Company                                    956,600     24,632,450
                                                               -------------
                                                                  52,510,975

  TOTAL COMMON STOCKS (COST: $4,169,051,189)                   4,336,048,409

SHORT TERM INVESTMENTS--8.9%

U.S. GOVERNMENT BILLS--1.6%
  United States Treasury Bills, 4.51%-4.65%
     due 10/7/1999-12/2/1999                      $75,000,000  $  74,744,459
                                                               -------------
  TOTAL U.S. GOVERNMENT BILLS (COST: $74,742,306)                 74,744,459

COMMERCIAL PAPER--5.5%
  American Express Credit Corp., 5.26%-5.31%
     due 10/1/1999-10/8/1999                      $80,000,000  $  80,000,000
  Ford Motor Credit Corp., 5.28%-5.29% due
     10/4/1999-10/6/1999                           60,000,000     60,000,000
  General Electric Capital Corporation, 5.53%
     due 10/1/1999                                125,000,000    125,000,000
                                                               -------------
  TOTAL COMMERCIAL PAPER (COST: $265,000,000)                    265,000,000

THE OAKMARK FUND
8

       THE OAKMARK FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                                    PAR VALUE   MARKET VALUE
----------------------------------------------------------------------------
SHORT TERM INVESTMENTS--8.9% (CONT.)

REPURCHASE AGREEMENTS--1.8%
  State Street Repurchase Agreement, 5.20%
     due 10/1/1999                                $83,761,000  $  83,761,000
                                                               -------------
  TOTAL REPURCHASE AGREEMENTS (COST: $83,761,000)                 83,761,000

  TOTAL SHORT TERM INVESTMENTS (COST: $423,503,306)              423,505,459

  Total Investments (Cost $4,592,554,495)--99.7% (c)           $4,759,553,868
  Other Assets In Excess Of Other Liabilities--0.3%               13,278,501
                                                               -------------

  TOTAL NET ASSETS--100%                                       $4,772,832,369
                                                               =============

(a)  Non-income producing security.

(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

(c) At September 30, 1999, net unrealized appreciation of $166,999,373, for federal income tax purposes, consisted of gross unrealized appreciation of $654,481,043 and gross unrealized depreciation of $487,481,670.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.                 THE OAKMARK FUND

 THE OAKMARK SELECT FUND

       REPORT FROM BILL NYGREN, PORTFOLIO MANAGER
        ........................................................................

            [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT
(9/30/99) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       THE OAKMARK  S & P 500
       SELECT FUND
10/96      $10,000    $10,000
1/97       $12,500    $11,202
4/97       $12,250    $11,470
7/97       $15,290    $13,721
9/97       $16,340    $13,659
12/97      $17,704    $14,053
3/98       $20,078    $16,021
6/98       $20,462    $16,551
9/98       $16,936    $14,904
12/98      $20,575    $18,078
3/99       $22,766    $18,979
6/99       $24,482    $20,317
9/99       $22,028    $19,048

                                                 AVERAGE ANNUAL TOTAL RETURN*
                                                 THROUGH 9/30/99
                                 TOTAL RETURN    FROM FUND INCEPTION
9/30/99 NAV $20.92               LAST 3 MOS.         11/1/96
-----------------------------------------------------------------------------
THE OAKMARK SELECT FUND               -10.0%                31.1%
Standard & Poor's 500 Stock
  Index w/inc**                        -6.2%                24.7%
Standard & Poor's MidCap 400
  Index w/ inc**                       -8.4%                18.3%
Value Line Composite Index**          -10.3%                 5.5%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Value Line Index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future results.

For fiscal 1999, The Oakmark Select Fund increased in value by 30.1%. This performance somewhat exceeded the 25.5% gain in the S&P MidCap 400, and the 27.8% gain in the S&P 500. Your fund also outperformed 95% of the other funds classified by Morningstar as midcap value funds. I want to thank our research department for another year of outstanding contribution. Their hard work and insights are the foundation for the results we have achieved. The chart below shows that, unlike the full year, the fourth fiscal quarter was somewhat disappointing as the fund's NAV declined by more than the relevant indices.

I continue to believe that the valuation of The Oakmark Select Fund makes it a very attractive alternative to a popular market index like the S&P 500. At quarter's end, the S&P 500 sold above 23x estimated year 2000 earnings. The average P/E ratio on year 2000 estimates for The Oakmark Select Fund was 11x--less than half the market multiple. When the market will "discover" our stocks is anyone's guess. But, while we wait, most of our companies are aggressively repurchasing their own shares, increasing the remaining shares' value. One of our holdings, Premark, found a corporate buyer. Illinois Tool Works agreed with us that Premark stock was a bargain and offered to purchase it for a 60% premium. Congratulations to Premark's Jim Ringler for an outstanding job of maximizing value for Premark's owners. Thanks also to Gucci's Dominico DeSole for fighting off a hostile attempt to acquire Gucci at a bargain price and his speedy demonstration that Gucci could maximize its value by remaining a public company.

Managers like these are great to have working for us. They accept the obligation to their owners to evaluate what the business is worth and to have a strategic plan that will see that value recognized in the public market. They also understand that selling the company above that value benefits shareholders. We strive to be aligned with this type of management in all our stocks. When management acts contrary to this thought process, we will usually sell our stock and move on. In extreme cases of undervaluation, we will encourage the board of directors to adopt our perspective. We took such a step last quarter

THE OAKMARK SELECT FUND
10

 ........................................................................

with the board of Dun & Bradstreet, urging them to solicit offers for the company. This effort will continue as we work toward having the strong Dun & Bradstreet franchise value reflected in its stock price.
This quarter was another relatively quiet one for your portfolio with only one new addition, Chiron. As a leading biotechnology company selling at 45x this year's earnings, Chiron is hardly a typical holding for a value fund. Chiron's earnings are depressed by heavy R&D spending. This spending provides no current benefit but is very important for Chiron's long-term growth. Unlike manufacturing companies that capitalize and depreciate their growth expenditures, R&D spending is fully expensed as incurred. In our opinion, the result is an understatement of Chiron's earnings. We faced the same accounting issue when we bought Amgen two years ago, so the measure we used to compare it to other drug companies was enterprise value divided by pre-tax, pre-R&D cashflow. On that measure, Chiron sells at about 8x, while other biotech and drug companies average over 15x. Acquisition prices have also confirmed that 15x multiple. We believe new management at Chiron now has the company focused on growing business value and expect they will be successful attaining that goal.

THE ILLUSION OF CERTAINTY
The financial media today is full of forecasts by prognosticators. Magazines for investors, stock market Internet sites and shows on CNBC all provide forums for professional investors to share their views on their favorite stocks. The well-articulated reasons why certain stocks are favorites make it sound nearly impossible that the pundits could be wrong. This illusion of certainty is in direct conflict with the reality that most professional investors, including mutual fund managers, underperform the market. This is a dangerous misperception. The most obvious danger is that naive users of these forecasts may take inappropriate risks believing the forecasters are right. The more subtle danger is that portfolio managers, believing their clients or shareholders want them to be infallible, become incapable of admitting and correcting their mistakes.

A great long-term track record is one that exceeds the market's return by just a couple of percentage points annually. The truth is that even great long-term records include many, many mistakes. In fact, if our stock picks are right a little more often than they are wrong, and the magnitude of the winners exceeds the magnitude of the losers, the results will be outstanding. One of the most powerful tools in acheiving that goal is the ability to unemotionally re-assess our successes and failures and to reposition the portfolio in response to new information and changed share prices.

With that as background, I'd like to look back at our performance in fiscal 1999. During the year, The Oakmark Select Fund held positions in a total of 24 stocks. Of those, 18 moved our relative performance by more than 50 basis points, or one-half percent. Ten of these were positive, eight were negative. The largest winner, Gucci, added more to our performance than the largest loser, Washington Mutual, subtracted. Looking at the ten biggest movers, six were successes (Gucci, Cablevision, First Data, Premark, Weatherford, Amgen) and, as you should expect, our exposure to that group of stocks has decreased. Our exposure to the four biggest failures (Washington Mutual, PartnerRe, Host Marriott, Sterling Commerce) has also declined over the last couple quarters, but that has more to do with tax-loss selling than any change in my conviction.

Although I wish we had not owned Washington Mutual last year, the best we can do now is re-assess the situation and react accordingly. Washington Mutual ended the quarter at a price of $29. It sells at less than 8x our estimate of next year's earnings. A growing customer base and intelligent use of excess capital should allow for continued double-digit EPS growth. Further, Washington Mutual has established a very strong West Coast franchise, has top-notch management and is using every dollar of excess capital to repurchase their shares. I was early in purchasing Washington Mutual and, although I could be wrong, I remain convinced that it will make a strong positive contribution to our future results. We will continue to re-evaluate our Washington Mutual holding as new information becomes available, but at this point, I believe Washington Mutual is one of the most attractive stocks in our portfolio and intend to increase our commitment to it.

Thank you for your support.

[SIGNATURE]

WILLIAM C. NYGREN

Portfolio Manager
bnygren@oakmark.com

October 8, 1999

                                                         THE OAKMARK SELECT FUND

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999
 ........................................................................

                                                  SHARES HELD   MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCKS--94.5%

APPAREL--4.1%
  Liz Claiborne, Inc.                               2,166,600  $  67,164,600

RETAIL--1.7%
  Gucci Group (b)                                     325,000  $  27,137,500

OTHER CONSUMER GOODS & SERVICES--4.0%
  Ralston Purina Group                              2,372,600  $  65,987,937

BANKS & THRIFTS--12.0%
  Washington Mutual, Inc.                           5,074,800  $ 148,437,900
  People's Bank of Bridgeport, Connecticut          2,038,400     48,157,200
                                                               -------------
                                                                 196,595,100

INSURANCE--4.7%
  PartnerRe Ltd. (c)                                2,222,300  $  77,224,925

INFORMATION SERVICES--6.6%
  The Dun & Bradstreet Corporation                  3,643,600  $ 108,852,550

COMPUTER SERVICES--17.5%
  First Data Corporation                            2,605,000  $ 114,294,375
  The Reynolds and Reynolds Company, Class A        3,875,000     78,953,125
  Electronic Data Systems Corporation               1,360,900     72,042,644
  Sterling Commerce, Inc. (a)                       1,168,000     21,681,000
                                                               -------------
                                                                 286,971,144

PUBLISHING--4.6%
  The Times Mirror Company, Class A                 1,146,300  $  75,440,869

PHARMACEUTICALS--3.6%
  Chiron Corporation (a)                            2,150,000  $  59,528,125

MACHINERY & INDUSTRIAL PROCESSING--3.9%
  Thermo Electron Corporation (a)                   4,693,500  $  63,068,906

BUILDING MATERIALS & CONSTRUCTION--10.1%
  USG Corporation (d)                               3,499,900  $ 166,245,250

OIL FIELD SERVICES & EQUIPMENT--4.9%
  Weatherford International, Inc. (a)               2,480,800  $  79,385,600

OTHER INDUSTRIAL GOODS & SERVICES--5.9%
  Premark International, Inc.                       1,915,600  $  96,737,800

REAL ESTATE--2.7%
  Host Marriott Corporation                         4,680,863  $  44,468,199

THE OAKMARK SELECT FUND
12

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                                 SHARES HELD/
                                                    PAR VALUE   MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCKS--94.5% (CONT.)

DIVERSIFIED CONGLOMERATES--8.2%
  U.S. Industries, Inc. (d)                         8,486,000  $ 133,654,500
                                                               -------------
  TOTAL COMMON STOCKS (COST: $1,522,118,201)                   1,548,463,005

OTHER ASSETS--0.0%

RETAIL--0.0%
  Gucci Group Contingent Receivables                1,781,125  $     890,562
                                                               -------------
  TOTAL OTHER ASSETS (COST: $0)                                      890,562

SHORT TERM INVESTMENTS--5.1%

U.S. GOVERNMENT BILLS--0.6%
  United States Treasury Bills, 4.65% due
     12/2/1999                                    $10,000,000  $   9,920,778
                                                               -------------
  TOTAL U.S. GOVERNMENT BILLS (COST: $9,919,917)                   9,920,778

COMMERCIAL PAPER--3.1%
  American Express Credit Corp., 5.26% due
     10/1/1999                                    $10,000,000  $  10,000,000
  Ford Motor Credit Corp., 5.34% due
     10/5/1999                                     10,000,000     10,000,000
  General Electric Capital Corporation, 5.53%
     due 10/1/1999                                 30,000,000     30,000,000
                                                               -------------
  TOTAL COMMERCIAL PAPER (COST: $50,000,000)                      50,000,000

REPURCHASE AGREEMENTS--1.4%
  State Street Repurchase Agreement, 5.20%
     due 10/1/1999                                $23,073,000  $  23,073,000
                                                               -------------
  TOTAL REPURCHASE AGREEMENTS (COST: $23,073,000)                 23,073,000

  TOTAL SHORT TERM INVESTMENTS (COST: $82,992,917)                82,993,778

  Total Investments (Cost $1,605,111,118)--99.6% (e)           $1,632,347,345
  Other Assets In Excess Of Other Liabilities--0.4%                6,561,467
                                                               -------------

  TOTAL NET ASSETS--100%                                       $1,638,908,812
                                                               =============

(a)  Non-income producing security.

(b) Represents an American Depository Receipt.

(c)  Represents foreign domiciled corporation.

(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

(e) At September 30, 1999, net unrealized appreciation of $24,656,664, for federal income tax purposes, consisted of gross unrealized appreciation of $187,822,431 and gross unrealized depreciation of $163,165,767.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.          THE OAKMARK SELECT FUND

 THE OAKMARK SMALL CAP FUND
       REPORT FROM STEVEN J. REID, PORTFOLIO MANAGER
        ........................................................................

            [PHOTO]
--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL
CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/99)
AS COMPARED TO THE RUSSELL 2000 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        THE OAKMARK    RUSSELL 2000
       SMALL CAP FUND
10/95         $10,000       $10,000
1/96          $10,180       $10,684
4/96          $12,180       $11,841
7/96          $11,830       $10,772
10/96         $13,190       $11,661
1/97          $15,180       $12,708
4/97          $15,170       $11,848
7/97          $18,730       $14,369
9/97          $20,340       $15,774
12/97         $20,290       $15,245
3/98          $21,732       $16,779
6/98          $20,467       $15,997
9/98          $14,976       $12,774
12/98         $17,620       $14,857
3/99          $16,069       $14,051
6/99          $18,205       $16,237
9/99          $16,558       $15,210

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                THROUGH 9/30/99
                                TOTAL RETURN    FROM FUND INCEPTION
9/30/99 NAV $13.88               LAST 3 MOS.        11/1/95
----------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND            -9.0%                13.7%
Lipper Small Cap Fund Index**         -2.1%                10.1%
Russell 2000 w/inc**                  -6.3%                11.3%
S&P Small Cap 600 w/inc**             -4.8%                12.5%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Small Cap Fund Index is comprised of 30 Small Cap Funds. The Russell 2000 Index measures the performance of smaller companies, and represents approximately 10% of the total value of publicly traded companies in the U.S. The S&P 600 Index measures the performance of selected U.S. stocks with small market capitalization. Past performance is no guarantee of future results.

The Oakmark Small Cap Fund's fiscal year ended on September 30, 1999. Results for the fourth quarter and the fiscal year were a disappointment. The Fund lost 9.0% in the quarter and gained only 10.6% for the year. These results lagged the relevant small cap indices. It is worth noting that since inception The Oakmark Small Cap Fund has outperformed the relevant indices. While we do not believe that our investment philosophy is flawed, it is definitely out of favor. Still, we are taking steps to improve the investment performance of the Fund.

WHAT ARE WE DOING?
We are firmly committed to our style of value investing. Over time, it has produced results that best accomplish our long-term investment objectives. In the last year we have been much more active in the portfolio. Although we try to keep turnover as low as possible to limit taxable events, buy and sell decisions are not driven by tax considerations. However, if I have scared any shareholders away by the thought of a year-end distribution, rest assured that our expectation is that there will not be a distribution this year.

During the past year we have had substantial changes in the holdings of The Oakmark Small Cap Fund. This activity increased the net number of holdings to
45. What drove this activity? Succinctly, investment opportunities. Our investment process requires that we continually scan and monitor the small cap stock universe for new ideas. In a difficult small cap stock environment it is only natural that we should come across new ideas that are more attractive than some of our existing holdings. My primary responsibilities are to see that the portfolio is composed of the most attractive investment ideas available and adhere to our disciplined style of value investing. I am very encouraged by the attractive valuation level of the portfolio, the mix and quality of the businesses we own, and the strength of the people who guide these companies.

THE OAKMARK SMALL CAP FUND
14

 ........................................................................

The past year had its disappointments, but also had its bright spots. The Fund's three largest holdings Symantec Corp., SPX Corp., and Duff & Phelps Credit Rating Co. gained 173%, 120%, and 74%, respectively. I credit much of the appreciation of these companies share prices to the due diligence of our research staff. Sourcing of ideas is not a simple task and this group is a valuable asset in helping to produce investment results.
Another encouraging sign is that we were not the only ones to recognize the value of our holdings. In the course of the fiscal year five of our holdings were acquired by other companies that saw the values we had also discovered. First Brands Corporation, Paymentech, Inc., Scotsman Industries, Inc., Sequent Computer Systems, Inc., and American Heritage Life Investment Corporation were all acquired in the past fiscal year.

This begs the question: what went wrong? There are two parts to this answer. First, small cap stocks and, in particular, value stocks remain out of favor. The valuation gap between large cap stocks and small cap stocks, and growth stocks and value stocks, has continued to widen. Since I have made this point ad nauseam in previous shareholder letters, there is no point in belaboring it. Second, our investment in ARM Financial turned into nothing short of an investment disaster. We eliminated the holding from the portfolio in the fourth quarter, but not before significant losses were realized. The full story on all that went wrong at ARM is still not known from public information available to investors. Suffice it to say that by the number of lawsuits filed against the company it appears likely that we won't know all the facts until these issues circulate through the courts.

WHAT ELSE ARE WE DOING?
I have received numerous comments that as shareholders you would like to hear more about the holdings of the Fund. We added a number of new holdings to the portfolio in the quarter. A brief description of four of them follows:

Hudson City Bancorp, Inc. (HCBK) is a very well run thrift based in New Jersey. It recently converted to public ownership through the Mutual Holding Company structure. HCBK has a significant share of loans and deposits in their market. We believe their shares are trading at a significant discount to their underlying value.

The Great Atlantic & Pacific Tea Company, Inc. (GAP) is an old-line grocery store chain based in the Northeast. GAP is controlled by the Haub family that has stepped in to operate the business. Their goal is to improve the margins and achieve industry-like returns from the company.

ITT Educational Services, Inc. (ESI) is a leading provider of technology-oriented post-secondary degree programs. We see demographics benefiting their business and are highly intrigued by the high free cash flow characteristics of their operations.

National Data Corporation (NDC) is a merchant processor of credit card transactions and a health care information service provider. NDC should have tremendous internal and external growth opportunities. The shares are close to their 52-week low and very attractively valued.

Once again, I would like to thank everyone involved, especially our shareholders, for your support of The Oakmark Small Cap Fund.

[SIGNATURE]

STEVEN J. REID

Portfolio Manager
sreid@oakmark.com

October 11, 1999

                                                      THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999
 ........................................................................

                                                  SHARES HELD   MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCKS--98.5%

FOOD & BEVERAGE--7.6%
  Del Monte Foods Company (a)                       1,000,000  $  14,125,000
  Ralcorp Holdings, Inc. (a)                          500,000      8,843,750
  International Multifoods Corporation                275,000      6,325,000
  M & F Worldwide Corp. (a)                           500,000      4,000,000
                                                               -------------
                                                                  33,293,750

APPAREL--1.8%
  Reebok International Ltd. (a)                       750,000  $   8,015,625

RETAIL--8.7%
  The Great Atlantic & Pacific Tea
     Company, Inc.                                    500,000  $  15,156,250
  Ugly Duckling Corporation (a)(c)                  1,750,000     12,468,750
  Michaels Stores, Inc. (a)                           350,000     10,325,000
                                                               -------------
                                                                  37,950,000

HARDWARE--1.0%
  Jore Corporation (a)                                353,000  $   4,213,938

OTHER CONSUMER GOODS & SERVICES--7.0%
  Department 56, Inc. (a)                             500,000  $  11,968,750
  Libbey, Inc.                                        300,000      8,868,750
  Barry (R.G.) Corporation (a)(c)                     900,000      5,512,500
  Harman International Industries,
     Incorporated                                     100,000      4,206,250
                                                               -------------
                                                                  30,556,250

BANKS & THRIFTS--10.2%
  People's Bank of Bridgeport, Connecticut            500,000  $  11,812,500
  Golden State Bancorp Inc. (a)                       600,000     10,762,500
  BankAtlantic Bancorp, Inc., Class A               1,150,001      6,396,881
  Hudson City Bancorp, Inc. (a)                       400,000      5,500,000
  Northwest Bancorp, Inc.                             500,000      4,312,500
  PennFed Financial Services, Inc.                    260,000      3,900,000
  Finger Lakes Financial Corp. (c)                    185,500      1,808,625
                                                               -------------
                                                                  44,493,006

INSURANCE--6.6%
  The MONY Group Inc. (a)                             500,000  $  14,437,500
  The PMI Group, Inc.                                 350,000     14,306,250
                                                               -------------
                                                                  28,743,750

OTHER FINANCIAL--5.5%
  Duff & Phelps Credit Rating Co. (c)                 300,000  $  23,981,250

EDUCATIONAL SERVICES--2.7%
  ITT Educational Services, Inc. (a)                  600,000  $  11,700,000

INFORMATION SERVICES--1.8%
  National Data Corporation                           300,000  $   7,800,000

THE OAKMARK SMALL CAP FUND
16

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                                  SHARES HELD   MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCKS--98.5% (CONT.)

COMPUTER SERVICES--6.6%
  Symantec Corporation (a)                            800,000  $  28,775,000

COMPUTER SYSTEMS--1.8%
  Micron Electronics, Inc. (a)                        750,000  $   7,875,000

MANAGED CARE SERVICES--2.0%
  First Health Group Corp. (a)                        400,000  $   8,975,000

AUTOMOTIVE--7.4%
  SPX Corporation (a)                                 200,000  $  18,150,000
  Standard Motor Products, Inc.                       500,000      9,718,750
  Stoneridge, Inc. (a)                                250,000      4,343,750
                                                               -------------
                                                                  32,212,500

TRANSPORTATION SERVICES--2.5%
  Teekay Shipping Corporation (b)                     700,000  $  10,937,500

INSTRUMENTS--0.5%
  Varian Inc. (a)                                     135,000  $   2,396,250

MACHINERY & INDUSTRIAL PROCESSING--9.5%
  Columbus McKinnon Corporation                       600,000  $  10,350,000
  Graco Inc.                                          250,000      8,203,125
  MagneTek, Inc. (a)                                  900,000      8,043,750
  Tokheim Corporation (a)(c)                          860,000      7,686,250
  Sames Corporation (c)                               250,000      4,468,750
  Northwest Pipe Company (a)                          185,000      2,890,625
                                                               -------------
                                                                  41,642,500

CHEMICALS--4.8%
  H.B. Fuller Company                                 200,000  $  12,175,000
  Ferro Corporation                                   404,200      8,614,512
                                                               -------------
                                                                  20,789,512

REAL ESTATE--6.9%
  Catellus Development Corporation (a)              1,400,000  $  16,450,000
  Prime Hospitality Corp. (a)                         900,000      7,200,000
  Trammell Crow Company (a)                           500,000      6,625,000
                                                               -------------
                                                                  30,275,000

DIVERSIFIED CONGLOMERATES--3.6%
  U.S. Industries, Inc.                             1,000,000  $  15,750,000

  TOTAL COMMON STOCKS (COST: $414,120,043)                       430,375,831

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.       THE OAKMARK SMALL CAP FUND

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                                    PAR VALUE   MARKET VALUE
----------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.0%

COMMERCIAL PAPER--2.3%
  General Electric Capital Corporation, 5.53%
     due 10/1/1999                                $10,000,000  $  10,000,000
                                                               -------------
  TOTAL COMMERCIAL PAPER (COST: $10,000,000)                      10,000,000

REPURCHASE AGREEMENTS--0.7%
  State Street Repurchase Agreement, 5.20%
     due 10/1/1999                                 $3,325,000  $   3,325,000
                                                               -------------
  TOTAL REPURCHASE AGREEMENTS (COST: $3,325,000)                   3,325,000

  TOTAL SHORT TERM INVESTMENTS (COST: $13,325,000)                13,325,000

  Total Investments (Cost $427,445,043)--101.5% (d)            $ 443,700,831
  Other Liabilities In Excess Of Other Assets--(1.5)%             (6,561,552)
                                                               -------------

  TOTAL NET ASSETS--100%                                       $ 437,139,279
                                                               =============

(a)  Non-income producing security.

(b) Represents foreign domiciled corporation.

(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

(d) At September 30, 1999, net unrealized appreciation of $16,255,788, for federal income tax purposes, consisted of gross unrealized appreciation of $71,981,161 and gross unrealized depreciation of $55,725,373.

THE OAKMARK SMALL CAP FUND
18

 THE OAKMARK EQUITY AND INCOME FUND

       REPORT FROM CLYDE S. MCGREGOR, PORTFOLIO MANAGER
        ........................................................................

            [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/99) AS COMPARED TO THE LIPPER BALANCED FUND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           THE OAKMARK       LIPPER BALANCED
       EQUITY & INCOME FUND    FUND INDEX
10/95               $10,000          $10,000
1/96                $10,290          $10,662
4/96                $10,630          $10,778
7/96                $10,660          $10,665
10/96               $11,290          $11,449
1/97                $12,255          $12,197
4/97                $12,429          $12,244
7/97                $14,289          $13,909
9/97                $14,810          $14,005
12/97               $14,941          $14,243
3/98                $16,233          $15,370
6/98                $16,320          $15,599
9/98                $15,191          $14,701
12/98               $16,792          $16,392
3/99                $16,792          $16,655
6/99                $18,457          $17,402
9/99                $17,518          $16,682

9/30/99
NAV                                             AVERAGE ANNUAL TOTAL RETURN*
$15.68                                                THROUGH 9/30/99
                                TOTAL RETURN        FROM FUND INCEPTION
                                 LAST 3 MOS.              11/1/95
----------------------------------------------------------------------------
THE OAKMARK EQUITY & INCOME
  FUND                                -5.1%                15.4%
Lipper Balanced Fund Index**          -4.1%                14.0%
Lehman Govt./ Corp. Bond**              .5%                 5.9%
S&P 500 w/ inc**                      -6.2%                24.6%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The Lipper Balanced Fund Index Composite is comprised of 30 balanced funds. The Lehman Govt./Corp. Bond Index includes the Lehman Government and Lehman Corporate indices. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. Past performance is no guarantee of future results.

FISCAL 1999: IT WAS THE BEST OF TIMES, IT WAS THE WORST OF TIMES

Oakmark Equity and Income's fiscal year ended on September 30. For fiscal 1999 as a whole, the Fund returned 15.3%, a solid absolute level of return and nearly 2% better than the Lipper Balanced Fund Index. The year exhibited a curious pattern, however: strong results in quarters one and three, weak in two and four. In fact, the September quarter was only the second in the Fund's four-year history to register a loss, the previous example being last year's September quarter (whatever happened to the "summer rally?").

As I wrote this letter one-year ago, stock prices were rapidly eroding, culminating in a panic on October 8. Soon thereafter Alan Greenspan and the Federal Reserve restored the equilibrium of the markets with three interest rate cuts. Today the environment is quite different. The overall economic and political situation appears promising, and the distractions originating abroad which have bedeviled the markets have mostly dissipated. Probably the biggest negative for investors is the fact that the Federal Reserve has now taken away two of last year's rate reductions and noisily threatens to increase rates yet again.

Despite the recent quarter's difficulties, I remain optimistic in my outlook for the security markets. The current economic expansion may be one of the longest-lived, but it is also the slowest on record. This means that the kinds of imbalances that develop during periods of growth are less prevalent this cycle. Instead, the imbalances have surfaced in the stock market where some sectors trade at unprecedented multiples while others suffer through a bear market. This "aversion to the mean" runs counter to powerful economic forces; we value investors eagerly await the inevitable trend reversal.

MIGHTY OAKS AWARDS

My tradition at the fiscal year-end is to honor the analysts in our firm whose

                                              THE OAKMARK EQUITY AND INCOME FUND

 ........................................................................
ideas had the greatest positive impact on the Fund in both equity and fixed income investments. (The name "Mighty Oaks" derives from our firm's splendid athletic teams.) In the first three years of the Fund's existence it was easy to determine the winners. In fiscal 1999, however, price considerations caused me to sell several very successful holdings early in the year, complicating the analysis. Rather than be too arbitrary, I have decided to make four awards for equities.

Greg Jackson, co-manager of the new Oakmark Global Fund, wins an award for his recommendation of First Data (FDC). FDC more than doubled over the fiscal year as investors regained confidence in management. As a processor of transactions which involve the use of credit and debit cards, the company is a beneficiary of changing consumer preferences. Increased immigration lies behind the strength of FDC's Western Union unit.

Following close behind is analyst Kevin Grant with Premark International. In September, Premark announced that it would merge into Illinois Tool Works at a price of $55/share. Back in April, Jim Ringler, Premark CEO, stopped by our office to give us an update. During the meeting he pointed out that the company had been growing earnings at 18% per year yet the investing community did not seem to notice. We commended him and his team on their fine work and averred that eventually their efforts would be rewarded. Now, as it happened, the CEO of Illinois Tool sat on Premark's board of directors. With ITW's stock price much more highly valued than Premark's, he was able to make a deal that should continue to produce shareholder value for many years to come.

One footnote is in order concerning this merger. Most stocks experience some increase in their share price in the period leading up to a deal announcement. Occasionally this price increase is natural, but it often is the result of some sort of information leak. The Premark announcement came after the stock market closed on September 9. On that day the stock price rose a mere 6 cents, and its price had actually declined over the previous week. Congratulations to all involved for their professionalism and integrity!

Jim Benson of our research team receives a sort of group award for his recommendations of Lexmark International, Imation, and Ugly Duckling debentures, all of which I have discussed in detail in previous reports.

I am also granting Ed Studzinski a special award for "best performance by an income-oriented equity in an industry with collapsing stock prices." Ed has worked diligently to develop ideas which would build up the Fund's income generation. His Legacy Hotels not only had a better than 13% dividend yield at the time of my purchase for the Fund but also earned a 30% return over the last nine months. Thanks Ed, Jim, Kevin, and Greg for your contributions.

On the fixed income side of the ledger, the Ugly Duckling debentures mentioned above clearly take the prize. One other issue is worthy of comment, however. As I have often noted, it is a great advantage for this Fund to be in a group of funds which invest in different market segments. In particular, Steve Reid's Small Cap Fund has been a fertile source of fixed-income ideas. In December of 1997, one of Steve's holdings, Scotsman Industries, acquired a division of another company in which his Fund held an investment. To finance this purchase, Scotsman issued debentures for the first time in its corporate history. I purchased a position in this issue for your Fund, merely expecting to earn a comfortable income return over the 10-year life of the security. In August, 1999, Scotsman itself was acquired. In order to effect this transaction the purchaser tendered for our bonds at a healthy premium to the pre-acquisition price. The result was a 19% return to the issue for the fiscal year, not bad for a bond in a period where the returns to bond indices were close to zero. Thanks to research director John Raitt for this successful idea.

At the close of this rather lumpy fiscal year I would certainly be remiss not to thank the Fund's long-term shareholders for their support. Those who have been with the Fund since inception have enjoyed a 15% rate of return compounded annually which falls in the top 20% of similar funds. Thanks for your interest, questions, and e-mails.

[SIGNATURE]

CLYDE S. MCGREGOR

Portfolio Manager
mcgregor@oakmark.com

October 8, 1999

THE OAKMARK EQUITY AND INCOME FUND
20

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999
 ........................................................................

                                                  SHARES HELD   MARKET VALUE
----------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--59.4%

FOOD & BEVERAGE--3.0%
  UST Inc.                                             60,000   $ 1,811,250

BANKS & THRIFTS--4.3%
  Washington Mutual, Inc.                              67,000   $ 1,959,750
  Bank One Corporation                                 18,724       651,829
                                                                -----------
                                                                  2,611,579

INSURANCE--2.9%
  IPC Holdings, Ltd. (b)                               50,000   $   937,500
  PartnerRe Ltd. (b)                                   23,000       799,250
                                                                -----------
                                                                  1,736,750

OTHER FINANCIAL--2.6%
  Heller Financial, Inc.                               70,000   $ 1,575,000

INFORMATION SERVICES--3.1%
  The Dun & Bradstreet Corporation                     63,500   $ 1,897,062

COMPUTER SERVICES--12.7%
  The Reynolds and Reynolds Company                   110,200   $ 2,245,325
  First Data Corporation                               50,000     2,193,750
  Electronic Data Systems Corporation                  32,500     1,720,469
  Sterling Commerce, Inc. (a)                          80,000     1,485,000
                                                                -----------
                                                                  7,644,544

DATA STORAGE--5.4%
  Imation Corp. (a)                                   104,300   $ 3,233,300

PUBLISHING--2.0%
  Lee Enterprises, Incorporated                        43,900   $ 1,201,763

MEDICAL PRODUCTS--3.0%
  Sybron International Corporation (a)                 68,000   $ 1,827,500

AUTOMOTIVE--2.6%
  Lear Corporation (a)                                 45,000   $ 1,583,438

AGRICULTURAL EQUIPMENT--1.5%
  Alamo Group Inc.                                    100,000   $   925,000

OTHER INDUSTRIAL GOODS & SERVICES--3.9%
  Premark International, Inc.                          46,500   $ 2,348,250

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.    THE OAKMARK EQUITY AND INCOME
                                                                            FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                                 SHARES HELD/
                                                    PAR VALUE   MARKET VALUE
----------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--59.4% (CONT.)

REAL ESTATE--9.1%
  Amli Residential Properties Trust                   100,000   $ 2,100,000
  Legacy Hotels Real Estate Investment
     Trust (b)                                        350,000     1,989,042
  Catellus Development Corporation (a)                116,728     1,371,554
                                                                -----------
                                                                  5,460,596

DIVERSIFIED CONGLOMERATES--0.8%
  U.S. Industries, Inc.                                30,000   $   472,500

  TOTAL EQUITY (COST: $29,851,840)                               34,328,532

CONVERTIBLE PREFERRED STOCK--2.5%

TELECOMMUNICATIONS--2.5%
  Metromedia International Group, Inc.,
     Convertible Preferred, 7.25%                      60,000   $ 1,477,500

  TOTAL CONVERTIBLE PREFERRED STOCK (COST: $1,946,738)            1,477,500

  TOTAL EQUITY AND EQUIVALENTS (COST: $31,798,578)               35,806,032

FIXED INCOME--35.8%

PREFERRED STOCK--5.4%

TELECOMMUNICATIONS--0.8%
  MediaOne Finance Trust III, Preferred,
     9.04%                                             20,000   $   505,000

BANKS & THRIFTS--4.6%
  Pennfed Capital Trust, Preferred, 8.90%              27,500   $   677,187
  BBC Capital Trust I, Preferred, 9.50%                28,000       661,500
  PennFirst Capital Trust I, Preferred,
     8.625%                                            70,000       630,000
  RBI Capital Trust I, Preferred, 9.10%                42,500       401,094
  Fidelity Capital Trust I, Preferred, 8.375%          43,500       396,938
                                                                -----------
                                                                  2,766,719

  TOTAL PREFERRED STOCK (COST: $3,470,738)                        3,271,719

CORPORATE BONDS--4.5%

RETAIL--1.0%
  Ugly Duckling Corporation, 12.00% due
     10/23/2003, Subordinated Debenture              $650,000   $   604,500

THE OAKMARK EQUITY AND INCOME FUND
22

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                                    PAR VALUE   MARKET VALUE
----------------------------------------------------------------------------
FIXED INCOME--35.8% (CONT.)

AEROSPACE & AUTOMOTIVE--0.3%
  Coltec Industries, Inc., 9.75% due 4/1/2000        $150,000   $   150,750
  Coltec Industries, Inc., 9.75% due
     11/1/1999                                         25,000        25,063
                                                                -----------
                                                                    175,813

MACHINERY & INDUSTRIAL PROCESSING--0.8%
  Tokheim Corporation, 11.375% due 8/1/2008,
     Senior Subordinated Note (c)                     500,000   $   491,250

BUILDING MATERIALS & CONSTRUCTION--1.5%
  Juno Lighting Inc., 11.875% due 7/1/2009,
     Senior Subordinated Note (c)                     750,000   $   742,500
  USG Corporation, 9.25% due 9/15/2001,
     Senior Notes Series B                            150,000       158,062
                                                                -----------
                                                                    900,562

UTILITIES--0.4%
  Midland Funding Corporation, 11.75% due
     7/23/2005                                        200,000   $   220,750

OTHER INDUSTRIAL GOODS & SERVICES--0.5%
  UCAR Global Enterprises Inc., 12.00% due
     1/15/2005, Senior Subordinated Note              300,000   $   316,875

  TOTAL CORPORATE BONDS (COST: $2,613,725)                        2,709,750

GOVERNMENT AND AGENCY SECURITIES--25.9%

U.S. GOVERNMENT BONDS--25.4%
  United States Treasury Notes, 6.625% due
     5/15/2007                                      5,250,000   $ 5,412,242
  United States Treasury Notes, 6.25% due
     6/30/2002                                      4,000,000     4,052,757
  United States Treasury Notes, 4.75% due
     2/15/2004                                      4,000,000     3,835,563
  United States Treasury Notes, 6.00% due
     8/15/2009                                      2,000,000     2,014,868
                                                                -----------
                                                                 15,315,430

U.S. GOVERNMENT AGENCIES--0.5%
  Federal Home Loan Bank, 6.405% due
     4/10/2001, Consolidated Bond                     300,000   $   301,695

  TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $15,699,118)     15,617,125

  TOTAL FIXED INCOME (COST: $21,783,581)                         21,598,594

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.    THE OAKMARK EQUITY AND INCOME
                                                                            FUND

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                                    PAR VALUE   MARKET VALUE
----------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.0%

COMMERCIAL PAPER--2.5%
  General Electric Capital Corporation, 5.53%
     due 10/1/1999                                 $1,500,000   $ 1,500,000
                                                                -----------
  TOTAL COMMERCIAL PAPER (COST: $1,500,000)                       1,500,000

REPURCHASE AGREEMENTS--2.5%
  State Street Repurchase Agreement, 5.20%
     due 10/1/1999                                 $1,507,000   $ 1,507,000
                                                                -----------
  TOTAL REPURCHASE AGREEMENTS (COST: $1,507,000)                  1,507,000

  TOTAL SHORT TERM INVESTMENTS (COST: $3,007,000)                 3,007,000

  Total Investments (Cost $56,589,159)--100.2% (d)              $60,411,626
  Other Liabilities In Excess Of Other Assets--(0.2)%               (94,035)
                                                                -----------

  TOTAL NET ASSETS--100%                                        $60,317,591
                                                                ===========

(a)  Non-income producing security.

(b) Represents foreign domiciled corporation.

(c)  Restricted security.

(d) At September 30, 1999, net unrealized appreciation of $3,822,467, for federal income tax purposes, consisted of gross unrealized appreciation of $6,404,058 and gross unrealized depreciation of $2,581,591.

THE OAKMARK EQUITY AND INCOME FUND
24

 THE OAKMARK GLOBAL FUND

       REPORT FROM GREGORY L. JACKSON AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

[PHOTO]               [PHOTO]

--------------------------------------------------------------------

RESULTS FROM FUND INCEPTION (8/4/99)
THROUGH 9/30/99

9/30/99 NAV $9.18               TOTAL RETURN
                                 FROM FUND
                                 INCEPTION
                                   8/4/99
--------------------------------------------
THE OAKMARK GLOBAL FUND             -8.2%
MSCI World w/inc.*                  -1.2%
Lipper Global Fund Index*           -1.0%

*Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The MSCI World Index includes 22 country sub-indexes. The Lipper Global Fund Index includes 30 mutual funds that invest in securities throughout the world. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

FELLOW SHAREHOLDERS:
We are pleased to present the first quarterly report of The Oakmark Global Fund! While the Fund's first two months were disappointing, we are extremely excited about the appreciation potential of our current portfolio. The recent weakness in share prices throughout most of the world's equity markets has given us the chance to buy into very high quality businesses at very attractive prices.

PHILOSOPHY
As investors in The Oakmark Family of Funds, you are well aware of our long-term, disciplined value philosophy. As this is our first direct communication we think it is important to clearly outline the process with which we will implement this philosophy with The Global Fund.

As with the other Oakmark Funds, we believe superior, long-term results are achieved by investing in quality companies purchased at significant discounts to their underlying business value. Equally important, we must have confidence that the priority of management is to make money for the owners -- us. No matter how cheap the stock, we will never invest unless we believe management's top priority is to build the value of the business.

Inherent in our philosophy is the belief that, over time, a company's share price will increase and ultimately reflect underlying business value. It may take time for this gap to close, perhaps, if the short-term uncertainty that created the opportunity persists. It is our job as

                                                         THE OAKMARK GLOBAL FUND

 ........................................................................

analysts to determine whether the current share price is properly compensating us for this uncertainty.

PORTFOLIO CONSTRUCTION
The portfolio of companies in The Global Fund is built from the bottom-up on a stock-by-stock basis. We will never allocate money, as many global investors do, based solely on macro-economic predictions of the various regions of the world. Too often this sort of top-down investing ignores valuation and, more important, the quality of the underlying companies in a particular economy. We will certainly consider macroeconomic factors in our investments, but will use them as important inputs to determining the underlying business value of a specific company.

The Fund's largest positions will be those we perceive to have the largest gaps between price and value. Before purchasing a single share of stock we establish a firm Sell Price for that business. Portfolio construction then becomes, in general, an optimization function. We want the most money invested in those businesses with the largest gap between the current price and our Sell Price. Of course we are also cognizant of other factors, including the amount invested in a particular industry or country, but the valuation gap will be the biggest driver of position size.

We like to characterize the construction process as "ideas battling their way into the portfolio on a stock-by-stock basis." Whether it is Dun & Bradstreet or Citi-

zen Watch, each idea is judged strictly on appreciation potential, not whether it is a large cap or small cap, or whether it is located in Murray Hill, New Jersey or Tokyo, Japan.

As with the other Oakmark Funds, concentration is another important part of portfolio construction -- we want our best ideas to have significant impact on the Fund's net asset value.

Currently, the Fund is invested in 34 companies, with 43% of the assets invested in the US market and 55% internationally. The international portion breaks down regionally as 32% Europe, 11% Asia, and 8% Latin America. The United Kingdom is far and away the largest country weighting overseas, representing around 19% of the portfolio.

FLEXIBILITY
As both managers and large personal investors, we feel flexibility is the most exciting aspect of The Global Fund. We are able to participate in the firm's best ideas regardless of where they are located. We are also able to invest in companies of any size capitalization, from small to large. This flexibility allows us to go wherever value takes us.

As value investors, short-term market volatility gives us an assist in implementing our investment philosophy -- greater volatility affords us greater opportunities to purchase stocks trading at significant discounts to their perceived true business value. The fact that The Global Fund can invest regardless of company size, location, region, etc.

gives it even more flexibility to seize these opportunities. We recognize that the value discipline inherent in our process is the most important element of success in using short-term fluctuations to the Fund's advantage.

At this time we see great opportunities worldwide in mid-size and smaller companies. The already large valuation gap has been widening between this sector and the large caps for a number of years throughout the world (the lone exception is Japan). We believe the size of this gap cannot persist.

We would like to thank you for your confidence in the newest fund in the Oakmark Family. We look forward to a long and prosperous future.

[SIGNATURE]
GREG JACKSON

Portfolio Manager
gjackson@oakmark.com

[SIGNATURE]

MICHAEL WELSH

Portfolio Manager
102521.2142@compuserve.com

October 7, 1999

THE OAKMARK GLOBAL FUND
26

       THE OAKMARK GLOBAL FUND
--------------------------------------------------------------
       GLOBAL DIVERSIFICATION--SEPTEMBER 30, 1999
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

UNITED STATES                                         43.4%
EUROPE                                                32.1%
PACIFIC RIM                                           11.3%
LATIN AMERICA                                          7.8%
OTHER COUNTRIES                                        3.6%
% OF FUND NET ASSETS
UNITED STATES                                         43.4%
EUROPE                                                32.1%
Great Britain                                         19.3%
*Finland                                               3.9%
*France                                                3.9%
*Italy                                                 2.6%
*Germany                                               2.4%
LATIN AMERICA                                          7.8%
Brazil                                                 5.3%
Panama                                                 2.5%
% OF FUND NET ASSETS
PACIFIC RIM                                           11.3%
Japan                                                  4.7%
New Zealand                                            3.7%
Australia                                              2.9%
OTHER                                                  3.6%
Bermuda                                                3.6%
*Euro currency countries comprise 12.8% of the Fund.

                                                         THE OAKMARK GLOBAL FUND

       THE OAKMARK GLOBAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999
 ........................................................................

                                          DESCRIPTION                                  SHARES HELD   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.2%

CONSUMER NON-DURABLES--2.9%
  Citizen Watch Co. (Japan)               Watch Manufacturer & Retailer                     96,000   $   687,769

APPAREL--4.6%
  Fila Holding S.p.A. (Italy), (b)        Athletic Footwear & Apparel                       49,200   $   615,000
  Reebok International Ltd. (United       Athletic Apparel
     States), (a)                                                                           45,200       483,075
                                                                                                     -----------
                                                                                                       1,098,075

RETAIL--11.8%
  Somerfield plc                          Food Retailer
     (Great Britain)                                                                       478,500   $ 1,020,141
  House Of Fraser Plc                     Department Store
     (Great Britain)                                                                       712,300       914,674
  Denny's Japan Co., Ltd. (Japan)         Restaurant Chain                                  19,000       444,840
  Ugly Duckling Corporation (United       Automobile Retailer & Financier
     States), (a)                                                                           62,000       441,750
                                                                                                     -----------
                                                                                                       2,821,405

OTHER CONSUMER GOODS & SERVICES--8.2%
  Department 56, Inc. (United             Collectibles & Giftware Products
     States), (a)                                                                           52,000   $ 1,244,750
  Royal Doulton plc                       Tableware & Giftware
     (Great Britain)                                                                       411,700       732,004
                                                                                                     -----------
                                                                                                       1,976,754

BANKS & THRIFTS--9.9%
  Uniao de Bancos Brasileiros S.A.        Major Brazilian Bank
     (Brazil), (c)                                                                          54,700   $   967,506
  Washington Mutual, Inc. (United         Thrift
     States)                                                                                27,700       810,225
  Banco Latinoamericano de                Latin American Trade Bank
     Exportaciones, S.A., Class E
     (Panama), (b)                                                                          26,300       601,613
                                                                                                     -----------
                                                                                                       2,379,344

INSURANCE--6.5%
  PartnerRe Ltd. (Bermuda)                Reinsurance Company                               25,000   $   868,750
  Reinsurance Australia Corporation
     Limited
    (Australia)                           Reinsurance Company                            1,297,700       682,741
                                                                                                     -----------
                                                                                                       1,551,491

HOTELS & MOTELS--1.5%
  Promus Hotel Corporation (United        Hotel Operator
     States), (a)                                                                           11,000   $   358,188

THE OAKMARK GLOBAL FUND
28

       THE OAKMARK GLOBAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                          DESCRIPTION                                  SHARES HELD   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.2% (CONT.)

TEMPORARY STAFFING--2.9%
  Robert Half International Inc. (United  Temporary Staffing Services
     States), (a)                                                                           29,000   $   696,000

EDUCATIONAL SERVICES--2.3%
  ITT Educational Services, Inc.          Postsecondary Degree Programs
     (United States), (a)                                                                   29,000   $   565,500

INFORMATION SERVICES--12.8%
  The Dun & Bradstreet Corporation        Financial Information Services
     (United States)                                                                        45,000   $ 1,344,375
  NOVA Corporation (United States)        Transaction Processing Services                   44,000     1,100,000
  Keane, Inc. (United States)             Information Technology Consulting                 27,000       615,938
                                                                                                     -----------
                                                                                                       3,060,313

COMPUTER SERVICES--8.8%
  Sterling Commerce, Inc. (United         Electronic Commerce Services
     States), (a)                                                                           56,500   $ 1,048,781
  The Reynolds and Reynolds Company,      Information Management Systems
     Class A (United States)                                                                30,500       621,438
  First Data Corporation (United States)  Electronic Commerce Services                      10,000       438,750
                                                                                                     -----------
                                                                                                       2,108,969

TELECOMMUNICATIONS--1.3%
  Telemig Celular Participacoes S.A.      Telecommunications
     (Brazil), (a)                                                                     161,645,000   $   252,570
  Telesp Celular Participacoes S.A.       Telecommunications
     (Brazil)                                                                            9,600,000        53,900
                                                                                                     -----------
                                                                                                         306,470

MACHINERY & METAL PROCESSING--6.5%
  Metso Oyj (Finland), (a)                Pulp Machinery                                    82,600   $   932,518
  Tokheim Corporation (United             Petroleum Dispensing Systems
     States), (a)                           Manufacturer                                    69,000       616,687
                                                                                                     -----------
                                                                                                       1,549,205

MINING & BUILDING MATERIALS--3.7%
  Fletcher Challenge Building (New        Building Materials Manufacturer
     Zealand)                                                                              714,200   $   879,220

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.          THE OAKMARK GLOBAL FUND

       THE OAKMARK GLOBAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                                                                      SHARES HELD/
                                          DESCRIPTION                                    PAR VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--98.2% (CONT.)

OTHER INDUSTRIAL GOODS & SERVICES--6.2%
  Tomkins plc (Great Britain)             Diversified Engineering                          130,500   $   549,996
  Chargeurs SA (France)                   Wool Production & Trading                          7,900       483,344
  GFI Industries SA (France)              Industrial Fastener Manufacturer                  18,900       460,330
                                                                                                     -----------
                                                                                                       1,493,670

PRODUCTION EQUIPMENT--2.4%
  Krones AG (Germany)                     Manufacturer of Production Machinery              19,500   $   570,596

DIVERSIFIED CONGLOMERATES--5.9%
  TT Group PLC                            Diversified Manufacturing
     (Great Britain)                                                                       319,500   $   721,925
  Wassall PLC (Great Britain)             Diversified Consumer Goods                       176,200       688,935
                                                                                                     -----------
                                                                                                       1,410,860

  TOTAL COMMON STOCKS (COST: $25,302,871)                                                             23,513,829

SHORT TERM INVESTMENTS--1.8%

COMMERCIAL PAPER--1.0%
  General Electric Capital Corporation, 5.53% due 10/1/1999                             $250,000   $   250,000
                                                                                                   -----------
  TOTAL COMMERCIAL PAPER (COST: $250,000)                                                              250,000

REPURCHASE AGREEMENTS--0.8%
  State Street Repurchase Agreement, 5.20% due 10/1/1999                                $192,000   $   192,000
                                                                                                   -----------
  TOTAL REPURCHASE AGREEMENTS (COST: $192,000)                                                         192,000

  TOTAL SHORT TERM INVESTMENTS (COST: $442,000)                                                        442,000

  Total Investments (Cost $25,744,871)--100.0% (d)                                                 $23,955,829
  Other Liabilities In Excess Of Other Assets--(0.0)% (e)                                               (2,475)
                                                                                                   -----------

  TOTAL NET ASSETS--100%                                                                           $23,953,354
                                                                                                   ===========

          (a)  Non-income producing security.
          (b) Represents an American Depository Receipt.
          (c)  Represents a Global Depository Receipt.
          (d) At September 30, 1999, net unrealized depreciation of $1,789,042, for federal income tax purposes, consisted of gross unrealized appreciation of $650,351 and gross unrealized depreciation of $2,439,393.
          (e)  Includes portfolio hedges.

THE OAKMARK GLOBAL FUND
30

 THE OAKMARK INTERNATIONAL FUND

       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

[PHOTO]               [PHOTO]

--------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO
PRESENT (9/30/99) COMPARED TO THE MSCI WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          THE OAKMARK      MSCI WORLD EX
       INTERNATIONAL FUND   U.S. INDEX
9/92              $10,000        $10,000
10/92              $9,800         $9,505
1/93              $10,833         $9,621
4/93              $12,105        $11,764
7/93              $12,608        $12,233
10/93             $14,454        $12,981
1/94              $16,488        $13,786
4/94              $15,382        $13,664
7/94              $15,195        $13,899
10/94             $15,122        $14,265
1/95              $13,698        $13,124
4/95              $14,399        $14,437
7/95              $15,507        $14,911
10/95             $14,659        $14,248
1/96              $16,248        $15,312
4/96              $18,162        $16,144
7/96              $17,635        $15,471
10/96             $18,310        $15,843
1/97              $19,909        $15,761
4/97              $21,149        $16,114
7/97              $22,960        $18,426
9/97              $23,283        $18,027
12/97             $20,097        $16,637
3/98              $22,994        $19,083
6/98              $20,253        $19,233
9/98              $16,322        $16,404
12/98             $18,688        $19,759
3/99              $21,258        $20,070
6/99              $25,728        $20,650
9/99              $23,896        $21,535

                                                AVERAGE ANNUAL TOTAL RETURN*
                                                THROUGH 9/30/99
                                TOTAL RETURN    FROM FUND INCEPTION
9/30/99 NAV $13.95               LAST 3 MOS.        9/30/92
----------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND        -7.1%                13.3%
MSCI World ex U.S. w/inc.**            4.3%                11.6%
MSCI EAFE w/ inc**                     4.4%                11.5%
Lipper International Fund
  Index**                              3.4%                12.6%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of stocks or funds whose composition is different from the Fund. The MSCI World ex U.S. Index includes 21 country sub-indexes. The MSCI EAFE Index refers to Europe, Asia and the Far East and includes 20 country sub-indexes. The Lipper International Fund Index includes 30 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,
For fiscal year 1999, The Oakmark International Fund increased in value by 46.4%. This compares very favorably with the MSCI World ex U.S. Index which was up 31.3% and the Lipper International Fund Index which was up 27.6%. However, in the last quarter ending September 30, the Fund gave back 7.1% of the large gains achieved in the fiscal year. This compares to the quarterly return of the MSCI World ex U.S. Index which was up 4.3%.

PERFORMANCE ATTRIBUTION FOR QUARTER 4
There were a couple of reasons why we had an off quarter. One was the weakness in the Pacific Rim and Latin America. These areas were extremely over-sold going into the fourth quarter of 1998 and had recovered quite strongly until the third quarter of 1999. FERNZ, a New Zealand-based agri-company, SK TELECOM, a South Korean mobile phone company, UNIBANCO, a Brazilian bank, and MANDARIN ORIENTAL HOTELS each cost your Fund between 1/2 and 1% of quarterly performance. From an investment perspective, though all these companies had rough calendar third quarters, we still think all are high quality, long-term investments with outstanding upside potential. In most cases, we have taken advantage of share price weakness to bolster our positions.

In the United Kingdom, one of our positions cost us almost 3% this past quarter. SOMERFIELD, the UK's fifth largest grocer, dropped 56%. We think this company offers outstanding value selling at around 5x's earnings power and yielding over 10%. They have had some problems integrating an acquisition but their basic business is outperforming a very weak U.K. retail

                                                  THE OAKMARK INTERNATIONAL FUND

 ........................................................................

environment. The company is financially sound and has authorized a sizable stock buyback.

Being underweighted in Japan also cost the Fund. Japan achieved a U.S. dollar return of over 15% in the latest quarter, being the top rated developed market. We are still significantly underweighted in this market. Apart from Citizen Watch and Canon, we have found it difficult to find any "real" companies that are undervalued enough to warrant your investment dollars. Most large corporations in Japan still are unprofitable, wasteful capital allocators who care more about their creditors (who are hurting) and their suppliers (who are hurting) than their shareholders (who have been hurting for a decade).

PROSPECTS LOOK GREAT!
Looking forward, we believe that our shareholders will continue to be rewarded as prospects around the globe are rapidly improving for investors. Though the Pacific Rim has had a bit of a rally over the last 12 months, there is still huge potential as economies are recovering much faster than expected and real structural reform has occurred in most of Asia. As an example of this, we point to South Korea which continues to open its economy at a rate unthinkable only 18 months ago. Further, the big business groups known as "chaebols," which have had a strong hand in South Korea's collapse at the end of 1997, are under constant pressure to reform. Contrast the Kim administration's quick response in Korea to the paralysis of the Japanese powers that be. Though the Japanese economy has rebounded, it remains to be seen if it is for real. Little, if any, real structural reform has occurred.

In the United Kingdom, where The Oakmark International Fund has over 25% of its assets, companies are cheap, well run and based in the soundest, most capital-friendly European economy. Our holdings there have generally done well (with the exception of Somerfield, mentioned above) and continue to have bright prospects. We continue to find new names, as well, that fit our very strict criteria.

Continental Europe is also looking attractive again. Though company managements are nowhere near as shareholder-oriented as in the UK or the US, they are slowly changing. Further, share prices have lagged, offering some decent value, especially in places like Finland and Sweden. Metso, one of the Fund's largest holdings in one of the top two manufacturers of paper making machines in the world, is thoroughly restructuring its business to enhance profitability in all of its divisions, and has benefited by the bankruptcy of one of its largest competitors. We think it has a good chance of doubling in price based on the above!

IN CLOSING....
As large shareholders of this Fund, we too are very aware of the ups and downs of international investing. But, as we have said many times before, volatility breeds opportunity! We are committed to making lemonade out of lemons and welcome the opportunities that short-term traders drop on our laps. Rather than try to guess short-term price movements, changes in economic policy, election winners or the movements in exchange and/or interest rates, we would rather apply our research to something we are confident in: our ability to value a business. As suggested many times in the past, if one wants to gamble, one should try casinos. If a more certain outcome is desired, wager on the Green Bay Packers, for they will most likely win the next Super Bowl.

[SIGNATURE]

DAVID HERRO

Portfolio Manager
dherro@cs.com

[SIGNATURE]

MICHAEL WELSH

Portfolio Manager
102521.2142@compuserve.com

October 8, 1999

THE OAKMARK INTERNATIONAL FUND
32

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 1999
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EUROPE                                                54.9%
PACIFIC RIM                                           24.2%
LATIN AMERICA                                         14.9%
OTHER COUNTRIES                                        1.1%
% OF FUND NET ASSETS
EUROPE                                                54.9%
Great Britain                                         25.2%
*Finland                                               8.1%
*France                                                6.7%
*Italy                                                 4.0%
*Netherlands                                           3.5%
Sweden                                                 2.5%
*Germany                                               2.0%
Denmark                                                1.7%
Switzerland                                            1.2%
LATIN AMERICA                                         14.9%
Brazil                                                 8.1%
Panama                                                 3.5%
Argentina                                              3.3%
% OF FUND NET ASSETS
PACIFIC RIM                                           24.2%
Japan                                                  8.0%
Korea                                                  5.6%
Hong Kong                                              4.9%
Singapore                                              3.1%
New Zealand                                            2.6%
OTHER                                                  1.1%
Bermuda                                                0.8%
Canada                                                 0.3%
*Euro currency countries comprise 24.3% of the Fund.

                                                  THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999
 ........................................................................

                                          DESCRIPTION                                  SHARES HELD   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1%

CONSUMER NON-DURABLES--3.9%
  Citizen Watch Co. (Japan)               Watch Manufacturer & Retailer                  4,392,000  $  31,465,443

FOOD & BEVERAGE--6.0%
  Quilmes Industrial SA (Argentina), (b)  Brewer                                         2,795,000  $  26,727,188
  Diageo plc (Great Britain)              Manufacturer of Beverages, Wines, &            1,300,000     13,290,573
                                            Spirits
  Lotte Confectionery Company (Korea)     Confection Manufacturer                           37,270      4,549,605
  Lotte Chilsung Beverage Company         Manufacturer of Soft Drinks, Juices, &
     (Korea), (d)                           Sport Drinks                                    73,000      4,428,607
                                                                                                    -------------
                                                                                                       48,995,973

APPAREL--4.0%
  Fila Holding S.p.A. (Italy), (b)(d)     Athletic Footwear & Apparel                    2,572,800  $  32,160,000

HOUSEHOLD PRODUCTS--4.7%
  Hunter Douglas N.V. (Netherlands)       Manufacturer of Window Coverings                 802,700  $  21,737,162
  Reckitt & Colman plc (Great Britain)    Household Cleaners & Air Fresheners            1,305,000     16,285,027
                                                                                                    -------------
                                                                                                       38,022,189

RETAIL--6.0%
  Somerfield plc (Great Britain)          Food Retailer                                 12,969,995  $  27,651,478
  Giordano International Limited (Hong    East Asian Clothing Retailer &
     Kong)                                  Manufacturer                                26,306,000     20,826,980
                                                                                                    -------------
                                                                                                       48,478,458

OTHER CONSUMER GOODS & SERVICES--6.3%
  Canon, Inc. (Japan)                     Office & Video Equipment                       1,039,000  $  30,163,889
  Mandarin Oriental International         Hotel Management
     Limited (Singapore)                                                                29,253,000     20,769,630
                                                                                                    -------------
                                                                                                       50,933,519

BANKS & THRIFTS--9.6%
  Uniao de Bancos Brasileiros S.A.        Major Brazilian Bank
     (Brazil), (c)                                                                       1,769,900  $  31,305,106
  Banco Latinoamericano de                Latin American Trade Bank
     Exportaciones, S.A., Class E
     (Panama), (b)(d)                                                                    1,252,800     28,657,800
  Den Danske Bank Group (Denmark)         Commercial Banking                                64,000      7,284,285

THE OAKMARK INTERNATIONAL FUND
34

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                          DESCRIPTION                                  SHARES HELD   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)
BANKS & THRIFTS--9.6% (CONT.)
  Unidanmark A/S, Class A (Denmark)       Commercial Banking                                94,000  $   6,365,446
  United Overseas Bank Ltd., Foreign      Commercial Banking
     Shares (Singapore)                                                                    553,000      4,196,294
                                                                                                    -------------
                                                                                                       77,808,931

INSURANCE--0.8%
  IPC Holdings, Ltd. (Bermuda)            Reinsurance Provider                             345,000  $   6,468,750

TEMPORARY STAFFING--0.3%
  Vedior NV (Netherlands)                 Temporary Staffing                               150,500  $   2,634,294

MARKETING SERVICES--5.3%
  Cordiant Communications Group plc       Advertising Services
     (Great Britain)                                                                    10,798,877  $  32,000,729
  Saatchi & Saatchi plc (Great Britain)   Advertising Services                           3,202,497     11,071,763
                                                                                                    -------------
                                                                                                       43,072,492

BROADCASTING & PUBLISHING--0.2%
  Torstar Corporation, Class B (Canada)   Newspaper Publisher                              195,000  $   2,116,824

TELECOMMUNICATIONS--5.7%
  SK Telecom Co. Ltd. (Korea)             Telecommunications                                13,162  $  12,172,010
  Telesp Celular Participacoes S.A.       Telecommunications
     (Brazil)                                                                        2,096,500,000     11,770,974
  Telesp Participacoes S.A. (Brazil)      Telecommunications                           631,100,000      6,573,958
  Tele Centro Sul Participacoes S.A.      Telecommunications
     (Brazil), (a)                                                                     712,600,000      4,943,662
  Telemig Celular Participacoes S.A.      Telecommunications
     (Brazil), (a)                                                                   2,372,600,000      3,707,188
  Embratel Participacoes S.A.             Telecommunications
     (Brazil), (a)                                                                     526,100,000      3,534,734
  Tele Sudeste Celular Participacoes      Telecommunications
     S.A. (Brazil)                                                                   1,351,100,000      3,518,490
                                                                                                    -------------
                                                                                                       46,221,016

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK INTERNATIONAL FUND

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                          DESCRIPTION                                  SHARES HELD   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

MEDICAL PRODUCTS--2.5%
  Getinge Industrier AB, Class B          Medical Instruments Manufacturer
     (Sweden)                                                                            1,619,100  $  20,552,472

AEROSPACE--1.5%
  Rolls-Royce plc (Great Britain)         Aviation & Marine Power                        3,588,552  $  12,421,213

COMPONENTS--4.6%
  IMI plc (Great Britain)                 Components Manufacturer                        4,655,000  $  21,381,228
  Varitronix International Limited (Hong  Liquid Crystal Displays
     Kong)                                                                               5,318,000     11,604,179
  Morgan Crucible Company plc (Great      Crucible & Components Manufacturer
     Britain)                                                                            1,000,000      4,263,915
                                                                                                    -------------
                                                                                                       37,249,322

CHEMICALS--3.5%
  Fernz Corporation Limited (New          Agricultural & Industrial Chemical
     Zealand), (d)                          Producer                                     9,862,554  $  21,170,836
  European Vinyls Corporation             PVC Manufacturer
     International N.V. (Netherlands)                                                      579,550      4,316,689
  Nagase & Co., Ltd. (Japan)              Chemical Wholesaler                              579,000      2,868,431
                                                                                                    -------------
                                                                                                       28,355,956

OIL & NATURAL GAS--1.9%
  ISIS (France)                           Oil Services                                     208,250  $  15,112,321

MACHINERY & METAL PROCESSING--6.3%
  Metso Oyj (Finland), (a)                Pulp Machinery                                 3,562,977  $  40,224,457
  Outokumpu Oyj (Finland)                 Metal Producer                                   945,000     10,970,296
                                                                                                    -------------
                                                                                                       51,194,753

MINING & BUILDING MATERIALS--2.3%
  Keumkang Ltd. (Korea), (d)              Building Materials                               340,460  $  18,471,319

OTHER INDUSTRIAL GOODS & SERVICES--16.5%
  Chargeurs SA (France), (d)              Wool Production & Trading                        644,824  $  39,452,164
  Tomkins plc (Great Britain)             Diversified Engineering                        7,442,640     31,367,199
  Buderus AG (Germany)                    Industrial Manufacturing                         970,320     16,519,494
  Charter plc (Great Britain)             Welding Products Manufacturer                  2,806,014     16,052,897

THE OAKMARK INTERNATIONAL FUND
36

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                                                                      SHARES HELD/
                                          DESCRIPTION                                    PAR VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)
  Kone Corporation, Class B (Finland)     Elevators                                        112,930  $  14,864,175
  Sika Finanz AG (Switzerland)            Corrosion Protection Products                     32,350     10,054,875
  Dongah Tire Industry Company            Tire Manufacturer
     (Korea), (d)                                                                          166,290      5,399,470
                                                                                                    -------------
                                                                                                      133,710,274

DIVERSIFIED CONGLOMERATES--3.2%
  Berisford plc (Great Britain)           Diversified Operations                         3,745,700  $  18,838,788
  First Pacific Company Ltd. (Hong Kong)  Diversified Operations                        11,966,000      7,240,078
                                                                                                    -------------
                                                                                                       26,078,866
  TOTAL COMMON STOCKS (COST: $829,827,804)                                                            771,524,385

SHORT TERM INVESTMENTS--3.8%

COMMERCIAL PAPER--3.1%
  American Express Credit Corp., 5.31% due 10/7/1999                                  $5,000,000  $   5,000,000
  Ford Motor Credit Corp., 5.34% due 10/5/1999                                         5,000,000      5,000,000
  General Electric Capital Corporation, 5.53% due 10/1/1999                           15,000,000     15,000,000
                                                                                                  -------------
  TOTAL COMMERCIAL PAPER (COST: $25,000,000)                                                         25,000,000

REPURCHASE AGREEMENTS--0.7%
  State Street Repurchase Agreement, 5.20% due 10/1/1999                              $5,761,000  $   5,761,000
                                                                                                  -------------
  TOTAL REPURCHASE AGREEMENTS (COST: $5,761,000)                                                      5,761,000
  TOTAL SHORT TERM INVESTMENTS (COST: $30,761,000)                                                   30,761,000
  Total Investments (Cost $860,588,804)--98.9% (e)                                                $ 802,285,385
  Foreign Currencies (Proceeds $300,051)--0.0%                                                          300,697
  Other Assets In Excess Of Other Liabilities--1.1% (f)                                               8,555,905
                                                                                                  -------------
  TOTAL NET ASSETS--100%                                                                          $ 811,141,987
                                                                                                  =============

(a)  Non-income producing security.

(b) Represents an American Depository Receipt.

(c)  Represents a Global Depository Receipt.

(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(e) At September 30, 1999, net unrealized depreciation of $58,302,773, for federal income tax purposes, consisted of gross unrealized appreciation of $96,229,261 and gross unrealized depreciation of $154,532,034.

(f)  Includes portfolio and transaction hedges.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK INTERNATIONAL FUND

 THE OAKMARK INTERNATIONAL SMALL CAP FUND
       REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS
        ........................................................................

[PHOTO]               [PHOTO]

--------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95)
TO PRESENT (9/30/99) AS COMPARED TO THE MSCI
WORLD EX U.S. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       THE OAKMARK INTERNATIONAL  MSCI WORLD EX
            SMALL CAP FUND         U.S. INDEX
10/95                    $10,000        $10,000
1/96                     $10,530        $10,747
4/96                     $11,340        $11,331
7/96                     $11,040        $10,858
10/96                    $11,410        $11,120
1/97                     $12,142        $11,062
4/97                     $12,152        $11,310
7/97                     $13,253        $12,933
9/97                     $12,672        $12,652
12/97                     $9,642        $11,677
3/98                     $11,429        $13,394
6/98                      $9,892        $13,499
9/98                      $8,211        $11,513
12/98                    $10,529        $13,868
3/99                     $13,118        $14,086
6/99                     $15,317        $14,493
9/99                     $15,439        $15,114

9/30/99
NAV                                            AVERAGE ANNUAL TOTAL RETURN*
$12.64                                               THROUGH 9/30/99
                                TOTAL RETURN       FROM FUND INCEPTION
                                LAST 3 MOS.              11/1/95
---------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL
  SMALL CAP FUND                    0.8%                  11.7%
MSCI World ex U.S. w/inc.**         4.3%                  11.1%
Lipper International Small Cap
  Fund Average**                    9.1%                  15.1%
Micropal Equity International
  Small Cap Index**                 9.7%                  15.1%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.
**Each of the three indexes or averages is an unmanaged group of indexes or funds whose composition is different from the Fund. The MSCI World ex U.S. Index includes 21 country sub-indexes. The Lipper International Small Cap Fund Average includes 70 mutual funds that invest in securities whose primary markets are outside the United States. The Micropal Equity International Small Cap Index is an unweighted index comprised of all funds within the international small company fund sector. Past performance is no guarantee of future results.

FELLOW SHAREHOLDERS,
Over the last fiscal year, The Oakmark International Small Cap Fund achieved a return of 88.0%, smashing the MSCI World ex U.S. Index which was up 31.3% and the Lipper International Small Cap Average which was up 47.2%. The Fund posted a return of 0.8% for the quarter ending September 30. This compares with returns of 4.3% and 9.1% for the MSCI World ex U.S. Index and the Lipper International Small Cap Average respectively. Since inception, your Fund has averaged 11.7% per annum which compares to 11.1% for the MSCI Index and 15.1% for the Lipper Average.

A QUIET QUARTER
After some volatile price movements over the last few years, this quarter was a quiet one. Our star performers continue to be located in the Pacific Rim. ICHIYOSHI SECURITIES, based in Japan, added close to 2.5 percentage points of return. Ichiyoshi is a regional brokerage firm that continues to benefit from the pick-up of stockmarket activity. JCG HOLDINGS, a Hong Kong based consumer credit company added over 1 percentage point to return. It continues to improve its business as the Hong Kong economy lifts out of recession.

On the negative side, a couple of our newer positions have hurt. REINSURANCE AUSTRALIA cost the Fund almost 1.5% as an abundance of natural disasters hit the insurance industry very hard. "ReAC" is a smaller reinsurer with a new, more profit-focused Managing Director; even after losses from increased claims, the current share price

THE OAKMARK INTERNATIONAL SMALL CAP FUND
38

 ........................................................................

is at less than half of book value. We have used the short-term price weakness to add to our position. DYLEX, a Canadian retail company, cost the Fund 1.3%. We have sold this company because we have lost faith in the company's management team. Though the stock is cheap on paper, the company was performing differently than expected and we were unable to ascertain why after numerous discussions with management.

The last point above highlights a part of our philosophy that merits expansion. Though we are dogmatic value investors, we will NEVER invest in a company that either has consistently impaired value or starts to do so after we have invested in them. Part of our due diligence is to examine a management's past record. We also continue to monitor them while we own the investment. If things change, like with Dylex, we will not hesitate to sell the stock.

WHY AND WHY NOT TO INVEST IN OAKEX
As many of you may have noticed, The Oakmark International Small Cap Fund (OAKEX) has had a great 1-year run. Though we are heartened by the returns, keep in mind, past performance is no reason to invest in a mutual fund. In fact, we strongly discourage "momentum" TRADERS for this is a fund for long-term INVESTORS. As you have noticed, we instituted a redemption fee, payable to the Fund, for those traders who leave the Fund in less than 90 days. The people who frequently trade in and out hurt those who truly invest for the long term by creating volatility in our cash position. We are confident that a 2% redemption fee will solve this problem.

Though the Fund's performance has been strong, we continue to feel quite confident that there is significant long-term investment potential within our portfolio. The Fund is full of high quality, undervalued companies. HOUSE OF FRASER, for example, is a UK-based department store company that yields 7% and has a normal P/E of 5.5 times earnings. In fact, we love it when the sustainable yield is greater than the normal p/e, as in this case! FLETCHER BUILDING is a New Zealand-based building materials company that could be one of the cheapest of its kind in the world. It has high quality assets, huge market positions and its main market is in a cyclical trough. Fletcher has a normal p/e of about 7 times earnings and yields almost 8%. We are happy to say that we have an entire portfolio of good quality, value stocks that should provide us with great returns going forward.

THE WORLD IS LOOKING UP!
Over the history of the Fund, short-term crises have often provided us with the OPPORTUNITY to invest in quality companies at extremely low prices. Today, though, the world seems to have stabilized. Asia is growing again and even Europe seems to be showing signs of life. This may well mean that though it will be harder to find "fire sales," the operating environment will be more conducive for smaller companies to grow. This invariably means more growth in earnings, cashflow and usually shareholder value. As two of the Fund's largest shareholders, we remain enthusiastic about the prospects of our small companies and look forward to their future performance.

[SIGNATURE]

DAVID HERRO

Portfolio Manager
dherro@cs.com

[SIGNATURE]

MICHAEL WELSH

Portfolio Manager
102521.2142@compuserve.com

October 8, 1999

                                        THE OAKMARK INTERNATIONAL SMALL CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
       INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 1999
 ........................................................................

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EUROPE                                                54.2%
PACIFIC RIM                                           40.0%
% OF FUND NET ASSETS
EUROPE                                                54.2%
Great Britain                                         27.0%
*France                                               12.6%
*Germany                                               7.0%
*Portugal                                              3.9%
*Italy                                                 1.7%
Sweden                                                 1.0%
*Finland                                               0.7%
Poland                                                 0.3%
% OF FUND NET ASSETS
PACIFIC RIM                                           40.0%
New Zealand                                            9.8%
Hong Kong                                              8.5%
Japan                                                  7.2%
Australia                                              4.4%
Singapore                                              3.4%
Korea                                                  2.8%
Thailand                                               2.1%
Philippines                                            1.8%
*Euro currency countries comprise 25.9% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND
40

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999
 ........................................................................

                                          DESCRIPTION                                  SHARES HELD   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.2%

CONSUMER NON-DURABLES--1.7%
  Kingmaker Footwear Holdings Limited     Athletic Footwear Manufacturer
     (Hong Kong)                                                                         8,040,000  $  1,200,633
  Il Shin Spinning Company (Korea)        Fabric & Yarn Manufacturer                        20,200     1,145,746
  Designer Textiles (NZ) Limited (New     Knit Fabrics
     Zealand), (b)                                                                       1,960,000       314,281
                                                                                                    ------------
                                                                                                       2,660,660

FOOD & BEVERAGE--2.7%
  Alaska Milk Corporation                 Milk Producer
     (Philippines), (a)                                                                 42,544,000  $  2,808,528
  Hite Brewery Company (Korea)            Brewer                                            42,861     1,419,892
                                                                                                    ------------
                                                                                                       4,228,420

RETAIL--12.7%
  Carpetright plc (Great Britain)         Carpet Retailer                                1,115,000  $  7,682,085
  House Of Fraser Plc (Great Britain)     Department Store                               5,640,000     7,242,399
  Denny's Japan Co., Ltd. (Japan)         Restaurant Chain                                 181,000     4,237,685
  Jusco Stores (Hong Kong) Co., Limited   Department Stores
     (Hong Kong)                                                                         6,888,000       647,310
                                                                                                    ------------
                                                                                                      19,809,479

OFFICE EQUIPMENT--1.0%
  Neopost SA (France), (a)                Mailroom Equipment Supplier                       50,000  $  1,484,349

OTHER CONSUMER GOODS & SERVICES--9.3%
  Royal Doulton plc (Great Britain), (b)  Tableware & Giftware                           4,490,000  $  7,983,234
  Cewe Color Holding AG (Germany)         Photo Equipment & Supplies                       186,340     4,084,464
  Sanford Limited (New Zealand)           Fisheries                                        838,134     2,167,624
  Shaw Brothers (Hong Kong) Ltd. (Hong    Media and Entertainment Services
     Kong)                                                                                 270,000       232,882
                                                                                                    ------------
                                                                                                      14,468,204

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK INTERNATIONAL SMALL
                                                                        CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                          DESCRIPTION                                  SHARES HELD   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.2% (CONT.)

INSURANCE--5.7%
  Reinsurance Australia Corporation       Reinsurance Company
     Limited (Australia)                                                                 8,422,211  $  4,431,065
  Lambert Fenchurch Group plc (Great      Insurance Broker
     Britain)                                                                            3,336,000     4,393,643
                                                                                                    ------------
                                                                                                       8,824,708

OTHER FINANCIAL--7.6%
  JCG Holdings Ltd. (Hong Kong)           Investment Holding Company                    12,624,000  $  7,394,431
  Ichiyoshi Securities Co., Ltd. (Japan)  Stock Broker                                     638,000     4,361,678
                                                                                                    ------------
                                                                                                      11,756,109

HOTELS & MOTELS--2.7%
  Jarvis Hotels plc (Great Britain)       Hotel Operator                                 2,045,000  $  4,174,685

COMPUTER SOFTWARE--1.7%
  Koei Co., Ltd. (Japan)                  Computer Software                                 56,500  $  2,650,918

BROADCASTING & PUBLISHING--3.1%
  Matichon Public Company Limited,        Newspaper Publisher
     Foreign Shares (Thailand), (b)                                                      2,039,500  $  3,261,806
  VLT AB, Class B (Sweden)                Newspaper Publisher                              139,950     1,520,267
                                                                                                    ------------
                                                                                                       4,782,073

PRINTING--1.0%
  Hung Hing Printing Group Limited (Hong  Printing Company
     Kong)                                                                               3,680,000  $  1,563,357

TELECOMMUNICATIONS--0.6%
  SK Telecom Co. Ltd. (Korea)             Telecommunications                                 1,016  $    939,581

PHARMACEUTICALS--1.7%
  Recordati (Italy), (b)                  Pharmaceuticals                                  573,000  $  2,597,323

TRANSPORTATION SERVICES--2.3%
  Mainfreight Limited (New Zealand), (b)  Logistics Services                             4,243,351  $  3,511,797

OIL & NATURAL GAS--2.5%
  ISIS (France)                           Oil Services                                      53,165  $  3,858,087

THE OAKMARK INTERNATIONAL SMALL CAP FUND
42

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                          DESCRIPTION                                  SHARES HELD   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.2% (CONT.)

MINING & BUILDING MATERIALS--9.5%
  Fletcher Challenge Building (New        Building Materials Manufacturer
     Zealand)                                                                            5,245,000  $  6,456,884
  Semapa-Sociedade de Investimento e      Cement Manufacturer
     Gestao, SGPS, SA (Portugal)                                                           333,012     6,037,974
  Parbury Limited (Australia), (b)        Building Products                             12,517,553     2,328,688
                                                                                                    ------------
                                                                                                      14,823,546

OTHER INDUSTRIAL GOODS & SERVICES--6.9%
  GFI Industries SA (France)              Industrial Fastener Manufacturer                 175,680  $  4,278,878
  Yip's Hang Cheung (Holdings) Ltd.       Paint & Solvent Manufacturer
     (Hong Kong), (b)                                                                   35,472,000     2,237,578
  Chargeurs SA (France)                   Wool Production & Trading                         26,750     1,636,641
  Vaisala Oyj (Finland)                   Atmospheric Observation Equipment                 15,350     1,140,054
  Dongah Tire Industry Company (Korea)    Tire Manufacturer                                 26,900       873,448
  Polifarb Cieszyn-Wroclaw S.A. (Poland)  Paint & Varnish Manufacturer                     347,983       509,219
                                                                                                    ------------
                                                                                                      10,675,818

PRODUCTION EQUIPMENT--9.7%
  Krones AG (Germany)                     Manufacturer of Production Machinery             230,100  $  6,733,039
  NSC Groupe (France), (b)                Manufacturer of Textile Equipment                 55,523     5,842,934
  De Dietrich et Compagnie SA (France)    Manufacturer of Production Machinery              39,000     2,518,924
                                                                                                    ------------
                                                                                                      15,094,897

STEEL--1.7%
  Steel & Tube Holdings Limited (New      Produces and Distributes Steel
     Zealand)                                                                            3,292,370  $  2,724,766

DIVERSIFIED CONGLOMERATES--10.1%
  Wassall PLC (Great Britain)             Diversified Consumer Goods                     1,718,000  $  6,717,312
  Haw Par Corporation Ltd. (Singapore)    Healthcare and Leisure Products                3,205,000     5,335,383
  TT Group PLC (Great Britain)            Diversified Manufacturing                      1,635,000     3,694,357
                                                                                                    ------------
                                                                                                      15,747,052

  TOTAL COMMON STOCKS (COST: $140,503,948)                                                           146,375,829

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.  THE OAKMARK INTERNATIONAL SMALL
                                                                        CAP FUND

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 1999 CONT.
 ........................................................................

                                                                                         PAR VALUE   MARKET VALUE
-----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--6.1%

COMMERCIAL PAPER--4.5%
  American Express Credit Corporation, 5.31% due 10/7/1999                              $1,000,000  $  1,000,000
  Ford Motor Credit Corp., 5.34% due 10/5/1999                                           2,000,000     2,000,000
  General Electric Capital Corporation, 5.53% due 10/1/1999                                            4,000,000
                                                                                                    ------------
  TOTAL COMMERCIAL PAPER (COST: $7,000,000)                                                            7,000,000

REPURCHASE AGREEMENTS--1.6%
  State Street Repurchase Agreement, 5.20% due 10/1/1999                                            $  2,405,000
                                                                                                    ------------
  TOTAL REPURCHASE AGREEMENTS (COST: $2,405,000)                                                       2,405,000

  TOTAL SHORT TERM INVESTMENTS (COST: $9,405,000)                                                      9,405,000

  Total Investments (Cost $149,908,948)--100.3% (c)                                                  155,780,829
  Foreign Currencies (Proceeds $6,580)--(0.0)%                                                             6,516
  Other Liabilities In Excess Of Other Assets--(0.3)% (d)                                               (421,142)
                                                                                                    ------------

  TOTAL NET ASSETS--100%                                                                            $155,366,203
                                                                                                    ============

(a)  Non-income producing security.

(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

(c) At September 30, 1999, net unrealized appreciation of $5,871,817, for federal income tax purposes, consisted of gross unrealized appreciation of $18,082,868 and gross unrealized depreciation of $12,211,051.

(d) Includes portfolio and transaction hedges.

THE OAKMARK INTERNATIONAL SMALL CAP FUND
44

                                     [LOGO]

                 (This page has been intentionally left blank.)

                                                  THE OAKMARK FAMILY OF FUNDS 45

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF ASSETS AND LIABILITIES--SEPTEMBER 30, 1999
        ........................................................................

                                        THE OAKMARK             THE OAKMARK             THE OAKMARK
                                            FUND                   SELECT                SMALL CAP
                                                                    FUND                    FUND
  ------------------------------------------------------------------------------------------------------
  ASSETS
     Investments, at value            $ 4,759,553,868         $ 1,632,347,345          $ 443,700,831
                                    (cost: 4,592,554,495)   (cost: 1,605,111,118)   (cost: 427,445,043)
     Cash                                         556                     836                    500
     Foreign currency, at value                     0                       0                      0
     Receivable for:
       Forward foreign currency
         contracts                                  0                       0                      0
       Securities sold                     21,219,292              15,179,570              2,054,841
       Fund shares sold                     1,347,311               1,468,976                308,751
       Dividends and interest              12,465,607               1,721,557                190,847
                                      ---------------         ---------------          -------------
     Total receivables                     35,032,210              18,370,103              2,554,439
     Other assets                             156,740                  29,811                 20,999
                                      ---------------         ---------------          -------------
     Total assets                     $ 4,794,743,374         $ 1,650,748,095          $ 446,276,769
                                      ===============         ===============          =============
  ......................................................................................................
  LIABILITIES AND NET ASSETS
     Payable for:
       Securities purchased           $       545,733         $     7,550,881          $   7,789,614
       Fund shares redeemed                15,409,302               2,300,778                591,967
       Due to adviser                       4,174,405               1,365,482                485,886
       Forward foreign currency
         contracts                                  0                       0                      0
       Other                                1,781,565                 622,142                270,023
                                      ---------------         ---------------          -------------
     Total liabilities                     21,911,005              11,839,283              9,137,490
                                      ---------------         ---------------          -------------
     Net assets applicable to
       fund shares outstanding        $ 4,772,832,369         $ 1,638,908,812          $ 437,139,279
                                      ===============         ===============          =============
     Fund shares outstanding              138,855,787              78,332,068             31,485,265
                                      ===============         ===============          =============
  ......................................................................................................
  PRICE OF SHARES
     Net asset value per share        $         34.37         $         20.92          $       13.88
                                      ===============         ===============          =============
  ......................................................................................................
  ANALYSIS OF NET ASSETS
     Paid in capital                  $ 3,821,186,642         $ 1,298,678,085          $ 434,024,162
     Accumulated undistributed
       net realized gain (loss)
       on sale of investments,
       forward contracts and
       foreign currency exchange
       transactions                       743,709,340             299,824,158            (13,140,671)
     Net unrealized appreciation
       (depreciation) of
       investments                        166,999,373              27,236,227             16,255,788
     Net unrealized appreciation
       (depreciation) of foreign
       currency portfolio hedges                    0                       0                      0
     Net unrealized appreciation
       (depreciation)--other                        0                       0                      0
     Accumulated undistributed
       net investment income
       (loss)                              40,937,014              13,170,342                      0
                                      ---------------         ---------------          -------------
     Net assets applicable to
       Fund shares outstanding        $ 4,772,832,369         $ 1,638,908,812          $ 437,139,279
                                      ===============         ===============          =============


THE OAKMARK FAMILY OF FUNDS
46

 ............................................................................

                                      THE OAKMARK             THE OAKMARK             THE OAKMARK             THE OAKMARK
                                       EQUITY AND                GLOBAL              INTERNATIONAL           INTERNATIONAL
                                      INCOME FUND                 FUND                    FUND               SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments, at value              $ 60,411,626            $ 23,955,829           $ 802,285,385           $ 155,780,829
                                  (cost: 56,589,159)      (cost: 25,744,871)      (cost: 860,588,804)     (cost: 149,908,948)
   Cash                                        648                     225                       8                     981
   Foreign currency, at value                    0                       0                 300,697                   6,516
   Receivable for:
     Forward foreign currency
       contracts                                 0                       0                 596,807                   7,756
     Securities sold                             0                  12,537              10,270,655                 197,161
     Fund shares sold                        8,255                 178,640               2,502,167                 323,831
     Dividends and interest                406,110                  68,013               6,012,218                 758,957
                                      ------------            ------------           -------------           -------------
   Total receivables                       414,365                 259,190              19,381,847               1,287,705
   Other assets                              2,781                  10,680                  19,661                   2,949
                                      ------------            ------------           -------------           -------------
   Total assets                       $ 60,829,420            $ 24,225,924           $ 821,987,598           $ 157,078,980
                                      ============            ============           =============           =============
 ..............................................................................................................................
LIABILITIES AND NET ASSETS
   Payable for:
     Securities purchased             $    268,100            $    213,966           $   6,610,271           $   1,134,610
     Fund shares redeemed                  114,269                       0               1,257,055                 143,744
     Due to adviser                         37,626                   3,045                 734,839                 169,370
     Forward foreign currency
       contracts                                 0                   4,720               1,098,344                     376
     Other                                  91,834                  50,839               1,145,102                 264,677
                                      ------------            ------------           -------------           -------------
   Total liabilities                       511,829                 272,570              10,845,611               1,712,777
                                      ------------            ------------           -------------           -------------
   Net assets applicable to
     fund shares outstanding          $ 60,317,591            $ 23,953,354           $ 811,141,987           $ 155,366,203
                                      ============            ============           =============           =============
   Fund shares outstanding               3,846,006               2,608,650              58,153,195              12,292,100
                                      ============            ============           =============           =============
 ..............................................................................................................................
PRICE OF SHARES
   Net asset value per share          $      15.68            $       9.18           $       13.95           $       12.64
                                      ============            ============           =============           =============
 ..............................................................................................................................
ANALYSIS OF NET ASSETS
   Paid in capital                    $ 48,625,541            $ 25,800,443           $ 876,279,147           $ 135,198,375
   Accumulated undistributed
     net realized gain (loss)
     on sale of investments,
     forward contracts and
     foreign currency exchange
     transactions                        6,238,498                 (84,542)             (3,176,858)             11,120,075
   Net unrealized appreciation
     (depreciation) of
     investments                         3,822,467              (1,789,042)            (58,302,773)              5,871,817
   Net unrealized appreciation
     (depreciation) of foreign
     currency portfolio hedges                   0                  (4,719)               (508,175)                  7,624
   Net unrealized appreciation
     (depreciation)--other                    (159)                     53                 (69,095)                  3,023
   Accumulated undistributed
     net investment income
     (loss)                              1,631,244                  31,161              (3,080,259)              3,165,289
                                      ------------            ------------           -------------           -------------
   Net assets applicable to
     Fund shares outstanding          $ 60,317,591            $ 23,953,354           $ 811,141,987           $ 155,366,203
                                      ============            ============           =============           =============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF OPERATIONS--SEPTEMBER 30, 1999
        ........................................................................

                                        THE OAKMARK             THE OAKMARK             THE OAKMARK
                                            FUND                   SELECT                SMALL CAP
                                                                    FUND                    FUND
  ------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME:
     Dividends                         $  112,444,285          $  27,208,265            $  4,644,655
     Interest Income                       21,271,005              6,488,832               1,194,223
     Securities lending income                      0                 75,764                  33,811
     Foreign taxes withheld                  (126,816)               (63,600)                      0
                                       --------------          -------------            ------------
       Total investment income            133,588,474             33,709,261               5,872,689
  ......................................................................................................
  EXPENSES:
     Investment advisory fee               59,957,947             15,358,029               7,251,751
     Transfer and dividend
       disbursing agent fees                3,518,298                998,731                 507,287
     Other shareholder servicing
       fees                                 2,966,381                957,631                 264,350
     Reports to shareholders                1,855,038                473,189                 217,200
     Custody and accounting fees              693,549                212,400                 108,278
     Registration and blue sky
       expenses                                24,183                 71,067                 (95,846)
     Trustee fees                             166,808                 66,691                  46,996
     Legal fees                                58,406                 28,572                  16,418
     Audit fees                                28,181                 28,629                  31,454
     Other                                    418,999                 95,840                  47,192
                                       --------------          -------------            ------------
       Total expenses                      69,687,790             18,290,779               8,395,080
       Expense reimbursement                        0                      0                       0
       Expense offset
         arrangements                          (2,445)                (8,874)                 (5,559)
                                       --------------          -------------            ------------
     Net expenses                          69,685,345             18,281,905               8,389,521
  ......................................................................................................
  NET INVESTMENT INCOME (LOSS):            63,903,129             15,427,356              (2,516,832)
  ......................................................................................................
  NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCY
     TRANSACTIONS:
     Net realized gain (loss) on
       investments                        748,595,189            301,413,442             (11,002,740)
     Net realized gain (loss) on
       foreign currency
       transactions                                 0                      0                       0
     Net change in unrealized
       appreciation
       (depreciation) of
       investments and foreign
       currencies                        (147,719,773)            18,463,317              82,350,204
     Net change in appreciation
       (depreciation) of forward
       currency exchange
       contracts                                    0                      0                       0
     Net change in appreciation
       (depreciation)--other                        0                      0                       0
  ......................................................................................................
  NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCY
     TRANSACTIONS:                        600,875,416            319,876,759              71,347,464
                                       --------------          -------------            ------------
  ......................................................................................................
  NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS                        $  664,778,545          $ 335,304,115            $ 68,830,632
                                       ==============          =============            ============


(a) From August 4, 1999, the date on which fund shares were first offered for sale to the public.

THE OAKMARK FAMILY OF FUNDS
48

 ............................................................................

                                      THE OAKMARK             THE OAKMARK             THE OAKMARK             THE OAKMARK
                                       EQUITY AND                GLOBAL              INTERNATIONAL           INTERNATIONAL
                                      INCOME FUND               FUND(A)                   FUND               SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                          $ 1,158,904             $     74,217           $  27,387,199            $  4,445,739
   Interest Income                      1,227,611                   23,658               1,612,869                 606,224
   Securities lending income                6,921                        0                 114,999                   1,799
   Foreign taxes withheld                 (23,405)                  (8,764)             (3,070,519)               (539,396)
                                      -----------             ------------           -------------            ------------
     Total investment income            2,370,031                   89,111              26,044,548               4,514,366
 ..............................................................................................................................
EXPENSES:
   Investment advisory fee                464,454                   18,520               8,068,806               1,330,000
   Transfer and dividend
     disbursing agent fees                 65,540                    7,434                 639,040                  97,700
   Other shareholder servicing
     fees                                  16,086                      803                 315,585                  61,056
   Reports to shareholders                 29,051                    1,650                 304,430                  38,271
   Custody and accounting fees             49,870                   10,044                 958,112                 256,163
   Registration and blue sky
     expenses                              22,967                   16,590                 (32,848)                 43,024
   Trustee fees                            34,721                    5,134                  52,671                  35,454
   Legal fees                              12,909                    2,100                  17,730                  13,415
   Audit fees                              24,079                   10,000                  30,280                  39,731
   Other                                    9,765                      278                  58,778                  57,836
                                      -----------             ------------           -------------            ------------
     Total expenses                       729,442                   72,553              10,412,584               1,972,650
     Expense reimbursement                      0                  (15,474)                      0                       0
     Expense offset
       arrangements                           (50)                       0                    (515)                   (265)
                                      -----------             ------------           -------------            ------------
   Net expenses                           729,392                   57,079              10,412,069               1,972,385
 ..............................................................................................................................
NET INVESTMENT INCOME (LOSS):           1,640,639                   32,032              15,632,479               2,541,981
 ..............................................................................................................................
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:
   Net realized gain (loss) on
     investments                        6,246,386                  (84,542)            (28,187,781)             12,338,825
   Net realized gain (loss) on
     foreign currency
     transactions                          (1,597)                    (871)             11,558,024                 968,518
   Net change in unrealized
     appreciation
     (depreciation) of
     investments and foreign
     currencies                           690,123               (1,789,042)            290,561,381              34,768,296
   Net change in appreciation
     (depreciation) of forward
     currency exchange
     contracts                                  0                   (4,719)              1,014,015                 186,436
   Net change in appreciation
     (depreciation)--other                   (159)                      53                (274,516)                 (2,615)
 ..............................................................................................................................
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY
   TRANSACTIONS:                        6,934,753               (1,879,121)            274,671,123              48,259,460
                                      -----------             ------------           -------------            ------------
 ..............................................................................................................................
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                         $ 8,575,392             $ (1,847,089)          $ 290,303,602            $ 50,801,441
                                      ===========             ============           =============            ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 1999
        ........................................................................

                                                            THE OAKMARK FUND
                                              --------------------------------------------
                                                  YEAR ENDED              YEAR ENDED
                                              SEPTEMBER 30, 1999      SEPTEMBER 30, 1998
            ------------------------------------------------------------------------------
            FROM OPERATIONS:
               Net investment income            $     63,903,129        $     94,480,595
               Net realized gain (loss) on
                 sale of investments                 748,595,189           1,258,937,339
               Net realized gain (loss) on
                 foreign currency
                 transactions                                  0                  (8,898)
               Net change in unrealized
                 appreciation
                 (depreciation) of
                 investments and foreign
                 currencies                         (147,719,773)         (1,704,966,868)
                                                ----------------        ----------------
               NET INCREASE (DECREASE) IN
                 NET ASSETS FROM
                 OPERATIONS                          664,778,545            (351,557,832)
            ..............................................................................
            DISTRIBUTION TO SHAREHOLDERS
               FROM (1):
               Net investment income                 (89,026,890)            (66,321,023)
               Net realized short-term
                 gain                               (128,028,090)            (25,210,618)
               Net realized long-term gain          (195,972,927)         (1,098,260,243)
                                                ----------------        ----------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                       (413,027,907)         (1,189,791,884)
            ..............................................................................
            FROM FUND SHARE TRANSACTIONS:
               Proceeds from shares sold             832,343,635           2,836,315,983
               Reinvestment of dividends
                 and capital gain
                 distributions                       391,307,098           1,133,761,068
               Payments for shares
                 redeemed, net of fees            (3,626,526,884)         (2,119,718,081)
                                                ----------------        ----------------
               NET INCREASE (DECREASE) IN
                 NET ASSETS FROM FUND
                 SHARE TRANSACTIONS               (2,402,876,151)          1,850,358,970
                                                ----------------        ----------------
            ..............................................................................
            TOTAL INCREASE (DECREASE) IN
               NET ASSETS                         (2,151,125,513)            309,009,254
               NET ASSETS:
               Beginning of period                 6,923,957,882           6,614,948,628
                                                ----------------        ----------------
               End of period                    $  4,772,832,369        $  6,923,957,882
                                                ================        ================
               Undistributed net
                 investment income              $     52,730,692        $     77,854,453
                                                ================        ================

            (1) DISTRIBUTIONS PER SHARE:
               Net investment income            $         0.4401        $         0.3996
               Net realized short-term
                 gain                                     0.6329                  0.1519
               Net realized long-term gain                0.9686                  5.8556
                                                ----------------        ----------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                   $         2.0416        $         6.4071
                                                ================        ================


THE OAKMARK FAMILY OF FUNDS
50

 .............................................................................

                                                              THE OAKMARK
                                                              SELECT FUND
                                              --------------------------------------------
                                                 YEAR ENDED              YEAR ENDED
                                              SEPTEMBER 30, 1999      SEPTEMBER 30, 1998
            ------------------------------------------------------------------------------
            FROM OPERATIONS:
               Net investment income            $    15,427,356         $     1,948,524
               Net realized gain (loss) on
                 sale of investments                301,413,442              69,415,172
               Net realized gain (loss) on
                 foreign currency
                 transactions                                 0                       0
               Net change in unrealized
                 appreciation
                 (depreciation) of
                 investments and foreign
                 currencies                          18,463,317             (78,902,257)
                                                ---------------         ---------------
               NET INCREASE (DECREASE) IN
                 NET ASSETS FROM
                 OPERATIONS                         335,304,115              (7,538,561)
            ..............................................................................
            DISTRIBUTION TO SHAREHOLDERS
               FROM (1):
               Net investment income                 (3,491,747)                      0
               Net realized short-term
                 gain                                  (497,653)             (6,882,359)
               Net realized long-term gain          (50,206,634)                      0
                                                ---------------         ---------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                       (54,196,034)             (6,882,359)
            ..............................................................................
            FROM FUND SHARE TRANSACTIONS:
               Proceeds from shares sold            688,865,887           1,440,695,723
               Reinvestment of dividends
                 and capital gain
                 distributions                       51,676,128               6,568,333
               Payments for shares
                 redeemed, net of fees             (610,635,670)           (719,123,322)
                                                ---------------         ---------------
               NET INCREASE IN NET ASSETS
                 FROM FUND SHARE
                 TRANSACTIONS                       129,906,345             728,140,734
                                                ---------------         ---------------
            ..............................................................................
            TOTAL INCREASE IN NET ASSETS            411,014,426             713,719,814
               NET ASSETS:
               Beginning of period                1,227,894,386             514,174,572
                                                ---------------         ---------------
               End of period                    $ 1,638,908,812         $ 1,227,894,386
                                                ===============         ===============
               Undistributed net
                 investment income              $    13,637,247         $     1,701,638
                                                ===============         ===============

            (1) DISTRIBUTIONS PER SHARE:
               Net investment income            $        0.0491         $             0
               Net realized short-term
                 gain                                    0.0070                  0.1678
               Net realized long-term gain               0.7058                       0
                                                ---------------         ---------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                   $        0.7619         $        0.1678
                                                ===============         ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 51

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 1999 CONT.
        ........................................................................

                                                              THE OAKMARK
                                                             SMALL CAP FUND
                                              --------------------------------------------
                                                 YEAR ENDED               YEAR ENDED
                                              SEPTEMBER 30, 1999      SEPTEMBER 30, 1998
            ------------------------------------------------------------------------------
            FROM OPERATIONS:
               Net investment loss               $   (2,516,832)        $     (4,959,862)
               Net realized gain (loss) on
                 sale of investments                (11,002,740)             124,757,914
               Net realized gain (loss) on
                 foreign currency
                 transactions                                 0                        0
               Net change in unrealized
                 appreciation
                 (depreciation) of
                 investments and foreign
                 currencies                          82,350,204             (374,056,372)
                                                 --------------         ----------------
               NET INCREASE (DECREASE) IN
                 NET ASSETS FROM
                 OPERATIONS                          68,830,632             (254,258,320)
            ..............................................................................
            DISTRIBUTION TO SHAREHOLDERS
               FROM (1):
               Net investment income                          0                        0
               Net realized short-term
                 gain                                         0              (35,041,133)
               Net realized long-term gain           (4,508,112)            (129,772,888)
                                                 --------------         ----------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                        (4,508,112)            (164,814,021)
            ..............................................................................
            FROM FUND SHARE TRANSACTIONS:
               Proceeds from shares sold            262,182,135              416,817,749
               Reinvestment of dividends
                 and capital gain
                 distributions                        4,278,943              156,645,973
               Payments for shares
                 redeemed, net of fees             (511,639,081)          (1,049,792,259)
                                                 --------------         ----------------
               NET INCREASE (DECREASE) IN
                 NET ASSETS FROM FUND
                 SHARE TRANSACTIONS                (245,178,003)            (476,328,537)
                                                 --------------         ----------------
            ..............................................................................
            TOTAL INCREASE IN NET ASSETS           (180,855,483)            (895,400,878)
               NET ASSETS:
               Beginning of period                  617,994,762            1,513,395,640
                                                 --------------         ----------------
               End of period                     $  437,139,279         $    617,994,762
                                                 ==============         ================
               Undistributed net
                 investment income               $   (9,437,333)        $     (6,920,501)
                                                 ==============         ================

            (1) DISTRIBUTIONS PER SHARE:
               Net investment income             $            0         $              0
               Net realized short-term
                 gain                                         0                   0.4738
               Net realized long-term gain               0.0874                   2.3874
                                                 --------------         ----------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                    $       0.0874         $         2.8612
                                                 ==============         ================


THE OAKMARK FAMILY OF FUNDS
52

 .............................................................................

                                                              THE OAKMARK
                                                         EQUITY AND INCOME FUND
                                              --------------------------------------------
                                                 YEAR ENDED              YEAR ENDED
                                              SEPTEMBER 30, 1999      SEPTEMBER 30, 1998
            ------------------------------------------------------------------------------
            FROM OPERATIONS:
               Net investment income             $   1,640,639           $   1,166,564
               Net realized gain (loss) on
                 sale of investments                 6,246,386               1,578,730
               Net realized gain (loss) on
                 foreign currency
                 transactions                           (1,597)                      0
               Net change in unrealized
                 appreciation
                 (depreciation) of
                 investments and foreign
                 currencies                            690,123              (2,325,892)
               Net change in unrealized
                 appreciation
                 (depreciation) of
                 forward currency exchange
                 contracts                                   0                       0
               Net change in unrealized
                 appreciation
                 (depreciation)--other                    (159)                      0
                                                 -------------           -------------
               NET INCREASE IN NET ASSETS
                 FROM OPERATIONS                     8,575,392                 419,402
            ..............................................................................
            DISTRIBUTION TO SHAREHOLDERS
               FROM (1):
               Net investment income                  (855,395)               (594,007)
               Net realized short-term
                 gain                                        0                (882,071)
               Net realized long-term gain            (829,557)               (599,021)
                                                 -------------           -------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                       (1,684,952)             (2,075,099)
            ..............................................................................
            FROM FUND SHARE TRANSACTIONS:
               Proceeds from shares sold            21,877,864              43,125,943
               Reinvestment of dividends
                 and capital gain
                 distributions                       1,610,146               1,964,129
               Payments for shares
                 redeemed, net of fees             (27,806,714)            (19,151,033)
                                                 -------------           -------------
               NET INCREASE (DECREASE) IN
                 NET ASSETS FROM FUND
                 SHARE TRANSACTIONS                 (4,318,704)             25,939,039
                                                 -------------           -------------
            ..............................................................................
            TOTAL INCREASE IN NET ASSETS             2,571,736              24,283,342
               NET ASSETS:
               Beginning of period                  57,745,855              33,462,513
                                                 -------------           -------------
               End of period                     $  60,317,591           $  57,745,855
                                                 =============           =============
               Undistributed net
                 investment income               $   1,806,607           $   1,021,363
                                                 =============           =============

            (1) DISTRIBUTIONS PER SHARE:
               Net investment income             $      0.2118           $      0.2359
               Net realized short-term
                 gain                                        0                  0.3503
               Net realized long-term gain              0.2053                  0.2379
                                                 -------------           -------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                    $      0.4171           $      0.8241
                                                 =============           =============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 53

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 1999 CONT.
        ........................................................................

                                                  THE OAKMARK
                                                  GLOBAL FUND
                                              --------------------
                                                PERIOD ENDED
                                               SEPTEMBER 30,
                                                  1999(a)
            ------------------------------------------------------
            FROM OPERATIONS:
               Net investment income              $     32,032
               Net realized gain (loss) on
                 sale of investments                   (84,542)
               Net realized gain (loss) on
                 foreign currency
                 transactions                             (871)
               Net change in unrealized
                 appreciation
                 (depreciation) of
                 investments and foreign
                 currencies                         (1,789,042)
               Net change in unrealized
                 appreciation
                 (depreciation) of forward
                 currency exchange
                 contracts                              (4,719)
               Net change in unrealized
                 appreciation
                 (depreciation)--other                      53
                                                  ------------
               NET INCREASE (DECREASE) IN
                 NET ASSETS FROM
                 OPERATIONS                         (1,847,089)
            ......................................................
            DISTRIBUTION TO SHAREHOLDERS
               FROM (1):
               Net investment income                         0
               Net realized short-term
                 gain                                        0
               Net realized long-term gain                   0
                                                  ------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                                0
            ......................................................
            FROM FUND SHARE TRANSACTIONS:
               Proceeds from shares sold            25,938,577
               Reinvestment of dividends
                 and capital gain
                 distributions                               0
               Payments for shares
                 redeemed, net of fees                (138,134)
                                                  ------------
               NET INCREASE IN NET ASSETS
                 FROM FUND SHARE
                 TRANSACTIONS                       25,800,443
                                                  ------------
            ......................................................
               TOTAL INCREASE IN NET
                 ASSETS                             23,953,354
               NET ASSETS:
               Beginning of period                           0
                                                  ------------
               End of period                      $ 23,953,354
                                                  ============
               Undistributed net
                 investment income                $     32,032
                                                  ============

            (1) DISTRIBUTIONS PER SHARE:
               Net investment income              $          0
               Net realized short-term
                 gain                                        0
               Net realized long-term gain                   0
                                                  ------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                     $          0
                                                  ============


(a) From August 4, 1999, the date on which fund shares were first offered for sale to the public

THE OAKMARK FAMILY OF FUNDS
54

 .............................................................................

                                                              THE OAKMARK
                                                           INTERNATIONAL FUND
                                              --------------------------------------------
                                                 YEAR ENDED              YEAR ENDED
                                              SEPTEMBER 30, 1999      SEPTEMBER 30, 1998
            ------------------------------------------------------------------------------
            FROM OPERATIONS:
               Net investment income             $   15,632,479         $    23,809,423
               Net realized gain (loss) on
                 sale of investments                (28,187,781)             86,532,713
               Net realized gain (loss) on
                 foreign currency
                 transactions                        11,558,024              (3,890,444)
               Net change in unrealized
                 appreciation
                 (depreciation) of
                 investments and foreign
                 currencies                         290,561,381            (502,914,491)
               Net change in unrealized
                 appreciation
                 (depreciation) of forward
                 currency exchange
                 contracts                            1,014,015              (2,045,738)
               Net change in unrealized
                 appreciation
                 (depreciation)--other                 (274,516)                195,384
                                                 --------------         ---------------
               NET INCREASE (DECREASE) IN
                 NET ASSETS FROM
                 OPERATIONS                         290,303,602            (398,313,153)
            ..............................................................................
            DISTRIBUTION TO SHAREHOLDERS
               FROM (1):
               Net investment income                (16,590,763)            (46,460,573)
               Net realized short-term
                 gain                               (32,678,201)            (57,985,224)
               Net realized long-term gain          (20,071,535)           (173,099,244)
                                                 --------------         ---------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                       (69,340,499)           (277,545,041)
            ..............................................................................
            FROM FUND SHARE TRANSACTIONS:
               Proceeds from shares sold            370,563,788             482,976,228
               Reinvestment of dividends
                 and capital gain
                 distributions                       65,432,760             263,415,429
               Payments for shares
                 redeemed, net of fees             (601,921,972)           (961,776,686)
                                                 --------------         ---------------
               NET INCREASE (DECREASE) IN
                 NET ASSETS FROM FUND
                 SHARE TRANSACTIONS                (165,925,424)           (215,385,029)
                                                 --------------         ---------------
            ..............................................................................
            TOTAL INCREASE IN NET ASSETS             55,037,679            (891,243,223)
               NET ASSETS:
               Beginning of period                  756,104,308           1,647,347,531
                                                 --------------         ---------------
               End of period                     $  811,141,987         $   756,104,308
                                                 ==============         ===============
               Undistributed net
                 investment income               $   37,780,575         $    38,738,859
                                                 ==============         ===============

            (1) DISTRIBUTIONS PER SHARE:
               Net investment income             $       0.2440         $        0.5758
               Net realized short-term
                 gain                                    0.4807                  0.7186
               Net realized long-term gain               0.2953                  2.1453
                                                 --------------         ---------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                    $       1.0200         $        3.4397
                                                 ==============         ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 55

 THE OAKMARK FAMILY OF FUNDS

       STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 1999 CONT.
        ........................................................................

                                                       THE OAKMARK INTERNATIONAL
                                                             SMALL CAP FUND
                                              --------------------------------------------
                                                 YEAR ENDED              YEAR ENDED
                                              SEPTEMBER 30, 1999      SEPTEMBER 30, 1998
            ------------------------------------------------------------------------------
            FROM OPERATIONS:
               Net investment income             $    2,541,981          $   1,415,157
               Net realized gain (loss) on
                 sale of investments                 12,338,825                (96,290)
               Net realized gain (loss) on
                 foreign currency
                 transactions                           968,518               (162,499)
               Net change in unrealized
                 appreciation
                 (depreciation) of
                 investments and foreign
                 currencies                          34,768,296            (27,728,327)
               Net change in unrealized
                 appreciation
                 (depreciation) of forward
                 currency exchange
                 contracts                              186,436               (179,057)
               Net change in unrealized
                 appreciation
                 (depreciation)--other                   (2,615)                 2,414
                                                 --------------          -------------
               NET INCREASE (DECREASE) IN
                 NET ASSETS FROM
                 OPERATIONS                          50,801,441            (26,748,602)
            ..............................................................................
            DISTRIBUTION TO SHAREHOLDERS
               FROM (1):
               Net investment income                 (1,558,450)              (308,015)
               Net realized short-term
                 gain                                         0             (3,477,982)
               Net realized long-term gain                    0             (3,890,139)
                                                 --------------          -------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                        (1,558,450)            (7,676,136)
            ..............................................................................
            FROM FUND SHARE TRANSACTIONS:
               Proceeds from shares sold            253,467,836             77,339,314
               Reinvestment of dividends
                 and capital gain
                 distributions                        1,470,554              7,427,846
               Payments for shares
                 redeemed, net of fees             (200,585,753)           (64,544,647)
                                                 --------------          -------------
               NET INCREASE IN NET ASSETS
                 FROM FUND SHARE
                 TRANSACTIONS                        54,352,637             20,222,513
                                                 --------------          -------------
            ..............................................................................
            TOTAL INCREASE (DECREASE) IN
               NET ASSETS                           103,595,628            (14,202,225)
               NET ASSETS:
               Beginning of period                   51,770,575             65,972,800
                                                 --------------          -------------
               End of period                     $  155,366,203          $  51,770,575
                                                 ==============          =============
               Undistributed net
                 investment income               $    2,612,604          $   1,629,075
                                                 ==============          =============

            (1) DISTRIBUTIONS PER SHARE:
               Net investment income             $       0.2049          $      0.0559
               Net realized short-term
                 gain                                         0                 0.6312
               Net realized long-term gain                    0                 0.7060
                                                 --------------          -------------
               TOTAL DISTRIBUTIONS TO
                 SHAREHOLDERS                    $       0.2049          $      1.3931
                                                 ==============          =============


THE OAKMARK FAMILY OF FUNDS
56

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS
 ........................................................................

1. SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

SECURITY VALUATION--
Investments are stated at current market value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Pricing Committee appointed by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS--
Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At September 30, 1999, only the Equity and Income, Global, International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation (depreciation)-other includes the following components:

                                         EQUITY
                                          AND                           INT'L SMALL
                                         INCOME  GLOBAL  INTERNATIONAL      CAP
-----------------------------------------------------------------------------------
Unrealized appreciation (depreciation)
    on dividends and dividend reclaims
                receivable               $(187)   $29      $(85,076)      $ 4,448
Unrealized appreciation (depreciation)
     on open securities purchases and
                  sales                     --     --       (13,762)       (1,286)
Unrealized appreciation (depreciation)
    on transaction hedge purchases and
                  sales                     --     --         6,638          (245)
Unrealized appreciation (depreciation)
          on tax expense payable            28     24        23,105           106
                                         ------   ---      --------       -------
      Net Unrealized Appreciation
           (Depreciation) - Other        $(159)   $53      $(69,095)      $ 3,023
                                         ======   ===      ========       =======

SECURITY TRANSACTIONS AND INVESTMENT INCOME--
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FORWARD FOREIGN CURRENCY CONTRACTS--
At September 30, 1999, Global, International and Int'l Small Cap had entered into forward foreign currency contracts under which they are obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. These contracts are valued daily and the fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations.

                                                     THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS (CONT.)
 ........................................................................

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

The Global Fund had the following outstanding contracts at September 30, 1999:

PORTFOLIO HEDGES--

                                                                                                            UNREALIZED
                                                                                                           APPRECIATION
                                                                                                         (DEPRECIATION) AT
              US DOLLAR PROCEEDS              FOREIGN CURRENCY SOLD                 SETTLEMENT DATE     SEPTEMBER 30, 1999
              -------------------------------------------------------------------------------------------------------------
                   $300,000                  32,523,000  Japanese Yen            February 2000               $(11,766)
                    300,000                  30,456,000  Japanese Yen            March 2000                     7,047
                                                                                                             --------
                                                                                                             $ (4,719)
                                                                                                             ========

The International Fund had the following outstanding contracts at September 30, 1999:

PORTFOLIO HEDGES--

                                                                                                      UNREALIZED
                                                                                                     APPRECIATION
                                                                                                   (DEPRECIATION) AT
              US DOLLAR PROCEEDS            FOREIGN CURRENCY SOLD              SETTLEMENT DATE    SEPTEMBER 30, 1999
              -------------------------------------------------------------------------------------------------------
                  $29,496,600              18,000,000  Pound Sterling        November 1999             $(138,396)
                   24,400,000           2,645,204,000  Japanese Yen          February 2000              (956,994)
                   25,000,000           2,538,000,000  Japanese Yen          March 2000                  587,215
                                                                                                       ---------
                                                                                                       $(508,175)
                                                                                                       =========

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                                         UNREALIZED
                                                                                                        APPRECIATION
                                                                                                      (DEPRECIATION) AT
              US DOLLAR SOLD               FOREIGN CURRENCY PURCHASED            SETTLEMENT DATE     SEPTEMBER 30, 1999
              ----------------------------------------------------------------------------------------------------------
                  $  271,353                 1,894,725  Danish Krone           October 1999                $   (93)
                     427,188                   406,266  Euro Currency          October 1999                  5,098
                   1,522,910                   926,006  Pound Sterling         October 1999                  1,574
                   1,014,403                   616,284  Pound Sterling         October 1999                    185
                   1,539,504                   934,506  Pound Sterling         October 1999                 (1,029)
                   1,547,003                   939,057  Pound Sterling         October 1999                 (1,034)
                                                                                                           -------
                                                                                                           $ 4,701
                                                                                                           =======

THE OAKMARK FAMILY OF FUNDS
58

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                                         UNREALIZED
                                                                                                        APPRECIATION
                                                                                                      (DEPRECIATION) AT
              US DOLLAR PURCHASED            FOREIGN CURRENCY SOLD               SETTLEMENT DATE     SEPTEMBER 30, 1999
              ----------------------------------------------------------------------------------------------------------
                  $   53,592                    78,700  Canadian Dollar        October 1999                $    29
                     341,801                   320,790  Euro Currency          October 1999                    465
                     248,930                   233,124  Euro Currency          October 1999                    874
                   2,007,902                 1,219,867  Pound Sterling         October 1999                   (365)
                   1,985,610                 1,205,299  Pound Sterling         October 1999                  1,327
                      80,586                   625,993  Hong Kong Dollar       October 1999                     (1)
                   3,044,739                23,605,862  Norwegian Krone        October 1999                 (2,555)
                     536,900                 4,381,103  Swedish Krone          October 1999                  2,163
                                                                                                           -------
                                                                                                           $ 1,937
                                                                                                           =======

The Int'l Small Cap Fund had the following outstanding contracts at September 30, 1999:

PORTFOLIO HEDGES--

                                                                                                         UNREALIZED
                                                                                                        APPRECIATION
                                                                                                      (DEPRECIATION) AT
              US DOLLAR PROCEEDS             FOREIGN CURRENCY SOLD               SETTLEMENT DATE     SEPTEMBER 30, 1999
              ----------------------------------------------------------------------------------------------------------
                  $2,800,000               303,548,000  Japanese Yen           February 2000              $(109,819)
                   5,000,000               507,600,000  Japanese Yen           March 1999                   117,443
                                                                                                          ---------
                                                                                                          $   7,624
                                                                                                          =========

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES:

                                                                                                            UNREALIZED
                                                                                                           APPRECIATION
                                                                                                         (DEPRECIATION) AT
              US DOLLARS SOLD               FOREIGN CURRENCY PURCHASED              SETTLEMENT DATE     SEPTEMBER 30, 1999
              -------------------------------------------------------------------------------------------------------------
                   $ 44,340                      42,168  Euro Currency           October 1999                  $ 529
                    269,843                     253,159  Euro Currency           October 1999                   (469)
                     11,140                      10,542  Euro Currency           October 1999                     77
                    205,888                     193,232  Euro Currency           October 1999                   (280)
                    252,990                     153,569  Pound Sterling          October 1999                   (169)
                     97,670                      59,287  Pound Sterling          October 1999                    (65)
                                                                                                               -----
                                                                                                               $(377)
                                                                                                               =====

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                                             UNREALIZED
                                                                                                            APPRECIATION
                                                                                                          (DEPRECIATION) AT
              US DOLLARS PURCHASED             FOREIGN CURRENCY SOLD                 SETTLEMENT DATE     SEPTEMBER 30, 1999
              --------------------------------------------------------------------------------------------------------------
                    $197,293                     119,760  Pound Sterling          October 1999                  $132
                                                                                                                ====

At September 30, 1999, Global, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

                                                     THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS (CONT.)
 ........................................................................

SECURITIES LENDING--
Each Fund except The Oakmark Fund may lend portfolio securities to broker-dealers and banks. As of December 31, 1998, the Funds discontinued participation in a securities lending program and any securities previously loaned to borrowers have been returned.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--
No provision is made for Federal income taxes. The Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

The Funds hereby designate the approximate long term capital gains for purposes of the dividends paid deduction (in thousands):

                      SMALL  EQUITY &                 INT'L SMALL
  OAKMARK    SELECT    CAP    INCOME   GLOBAL  INT'L      CAP
  $618,028  $296,551   $0     $6,231     $0     $0      $5,912

The amount of income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and undistributed net realized gain (loss) on investments. These differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

BANK LOANS--
The Funds have two unsecured lines of credit with a syndication of banks. One line of credit is a committed line of $350 million and the other is an uncommitted line of $250 million. Borrowings under this arrangement bear interest at .50% above the Federal Funds Effective Rate. As of September 30, 1999, there were no outstanding borrowings.

2. TRANSACTIONS WITH AFFILIATES
Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2.5 billion of net assets, .95% on the next $1.25 billion of net assets, .90% on the next $1.25 billion of net assets, .85% on the next $5 billion of net assets, and .80% on the excess of $10 billion of net assets. International pays 1% on the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets, and .90% on the excess of $5 billion of net assets. Select pays 1% on the first $1 billion, .95% on the next $500 million, .90% on the next
$500 million, .85% on the next $500 million, .80% on the next $2.5 million of net assets, and .75% on the excess of $5 billion of net assets. Small Cap pays 1.25% on the first $1 billion of net assets, 1.15% on the next $500 million, 1.10% on the next $500 million, 1.05% on the next $500 million, and 1% on the excess of $2.5 billion. Equity and Income pays .75% of net assets, Int'l Small Cap pays 1.25% of net assets, and Global pays 1.00% of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses, excluding certain expenses, exceed 1.5% for domestic funds, 2.0% for international funds, and 1.75% for Global.

In connection with the organization of the Funds, expenses of approximately $7,283 were advanced each to Small Cap, Equity and Income and Int'l Small Cap, and $3,500 to Select by the Adviser. These expenses are being amortized on a straight line basis through October, 2000 for Small Cap, Equity and Income and Int'l Small Cap, and October, 2001 for Select.

During the twelve months ended September 30, 1999, the Funds incurred brokerage commissions of $5,015,100, $2,890,278, $2,569,414, $128,972, $93,787, $3,642,521
and $1,155,829 of which $1,944,758, $725,722, $213,191, $56,545, $29,127, $0 and
$0 were paid by Oakmark, Select, Small Cap, Equity and Income, Global, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.

The Funds' Trustees may participate in a Deferred Compensation Plan which may be terminated at any time. The obligations of the Plan are paid solely out of the assets of the Funds. All amounts payable under the Plan as of September 30, 1999 have been accrued.

THE OAKMARK FAMILY OF FUNDS
60

3. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares (in thousands):

                                                                  PERIOD ENDED SEPTEMBER 30, 1999
                                                             -----------------------------------------
                                                                                             EQUITY &
                                                              OAKMARK    SELECT   SMALL CAP   INCOME
                    ----------------------------------------------------------------------------------
                    Shares sold                                  22,559   32,332    18,587      1,449
                    Shares issued in reinvestment of
                       dividends                                 10,299    2,853       297        112
                    Less shares redeemed                       (100,457) (30,105)  (36,338)    (1,842)
                                                             ----------  -------  --------    -------
                    Net increase (decrease) in shares
                       outstanding                              (67,599)   5,080   (17,454)      (281)
                                                             ==========  =======  ========    =======

                                                                PERIOD ENDED SEPTEMBER 30, 1999
                                                             -------------------------------------
                                                                                       INT'L SMALL
                                                             GLOBAL(A)  INTERNATIONAL      CAP
                                                             -------------------------------------
                    ---------------------------------------
                    Shares sold                                 2,623        27,499        21,542
                    Shares issued in reinvestment of
                       dividends                                   --         6,003           178
                    Less shares redeemed                          (15)      (47,902)      (16,944)
                                                             --------    ----------     ---------
                    Net increase (decrease) in shares
                       outstanding                              2,608       (14,400)        4,776
                                                             ========    ==========     =========

(a) From August 4, 1999, the date on which fund shares were first offered for sale to the public.

                                                                         YEAR ENDED SEPTEMBER 30, 1998
                                                       ------------------------------------------------------------------
                                                                                    EQUITY &                  INT'L SMALL
                                                       OAKMARK  SELECT   SMALL CAP   INCOME    INTERNATIONAL      CAP
              -----------------------------------------------------------------------------------------------------------
              Shares sold                              68,340    81,093    22,121      3,014        34,513         8,604
              Shares issued in reinvestment of
                 dividends                             30,513       410     9,667        149        20,108           786
              Less shares redeemed                     (52,910) (39,717)  (57,261)    (1,344)      (69,820)       (7,284)
                                                       -------  -------  --------    -------    ----------     ---------
              Net increase (decrease) in shares
                 outstanding                           45,943    41,786   (25,473)     1,819       (15,199)        2,106
                                                       =======  =======  ========    =======    ==========     =========

Effective January, 1999, the Funds offer two classes of shares. Class I shares are offered to the general public and Class II shares are offered to certain 401(k) and other tax qualified plans. Because no Class II shares have been issued as of September 30, 1999, no financial data is presented.

4. INVESTMENT TRANSACTIONS
Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                                           EQUITY &
                                                        OAKMARK      SELECT    SMALL CAP    INCOME    GLOBAL   INTERNATIONAL
              --------------------------------------------------------------------------------------------------------------
              Purchases                                $  734,144  $1,114,254  $  370,124   $45,738   $27,010    $408,596
              Proceeds from sales                       3,124,576     968,958   4,661,866    49,281     1,595     611,623

                                                       INT'L SMALL
                                                           CAP
                                                       -----------
              ---------------------------------------
              Purchases                                 $175,083
              Proceeds from sales                        125,384

                                                     THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK FAMILY OF FUNDS
--------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS (CONT.)
 ........................................................................

5. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 1999 is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK FUND

                                          PURCHASE       SALES       DIVIDEND        MARKET
AFFILIATES                                  COST          COST        INCOME         VALUE
-----------------------------------------------------------------------------------------------
ACNielsen Corporation                    $        --  $         --  $        --  $  108,083,250
Brunswick Corporation                             --            --    3,640,400     181,109,900
H & R Block, Inc.                                 --    59,237,433    7,114,713     278,673,281
Knight Ridder, Inc.                       13,380,889    76,860,097    5,585,106     313,670,988
The Black & Decker Corporation                    --   163,345,561    3,201,948     247,269,887
The Dun & Bradstreet Corporation          12,433,629    57,927,867    7,103,390     278,509,687
                                         -----------  ------------  -----------  --------------
TOTALS                                   $25,814,518  $357,370,958  $26,645,557  $1,407,316,993

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                          PURCHASE       SALES       DIVIDEND        MARKET
AFFILIATES                                  COST          COST        INCOME         VALUE
-----------------------------------------------------------------------------------------------
USG Corporation                          $53,055,089  $ 13,554,188  $ 1,238,350  $  166,245,250
US Industries Inc.                        44,696,796    27,494,375    1,586,420     133,654,500
                                         -----------  ------------  -----------  --------------
TOTALS                                   $97,751,885  $ 41,048,563  $ 2,824,770  $  299,899,750

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                          PURCHASE       SALES       DIVIDEND        MARKET
AFFILIATES                                  COST          COST        INCOME         VALUE
-----------------------------------------------------------------------------------------------
Barry (R.G.) Corporation                 $   683,865  $         --  $        --  $    5,512,500
Duff & Phelps Credit Rating Co.                   --     2,576,539       39,000      23,981,250
Finger Lakes Financial Corp.                      --        22,374       45,120       1,808,625
Sames Corporation                                 --       448,735           --       4,468,750
Tokheim Corporation                        9,617,102            --           --       7,686,250
Ugly Duckling Corporation                    366,408            --           --      12,468,750
                                         -----------  ------------  -----------  --------------
TOTALS                                   $10,667,375  $  3,047,648  $    84,120  $   55,926,125

THE OAKMARK FAMILY OF FUNDS
62

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                          PURCHASE       SALES       DIVIDEND        MARKET
AFFILIATES                                  COST          COST        INCOME         VALUE
-----------------------------------------------------------------------------------------------
Banco Latinoamericano de Exportaciones,
   S.A. Class E                          $ 8,398,520  $ 10,993,184  $ 1,380,960  $   28,657,800
Chargeurs International SA                   487,752            --      388,650      39,452,164
Dongah Tire Industry Company                      --            --      140,181       5,399,470
Fernz Corporation Ltd.                     3,621,336    14,034,949    1,034,503      21,170,836
Fila Holding S.p.A.                          691,130       989,957           --      32,160,000
Keumkang Ltd.                                     --     7,957,641      307,101      18,471,319
Lotte Chilsung Beverage Company                   --     4,600,021       36,291       4,428,607
                                         -----------  ------------  -----------  --------------
TOTALS                                   $13,198,738  $ 38,575,752  $ 3,287,686  $  149,740,196

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                          PURCHASE       SALES       DIVIDEND        MARKET
AFFILIATES                                  COST          COST        INCOME         VALUE
-----------------------------------------------------------------------------------------------
Designer Textiles (NZ) Limited           $        --  $    158,585  $    42,398  $      314,281
Mainfreight Limited                        3,661,625            --       51,467       3,511,797
Matichon Public Company Limited,
   Foreign Share                                  --            --      162,053       3,261,806
NSC Groupe                                 3,693,254            --      349,183       5,842,934
Parbury Limited                              255,279            --      131,268       2,328,688
Recordati                                  2,860,638            --       47,131       2,597,323
Royal Doulton PLC                          6,916,864     1,773,353           --       7,983,234
Yip's Hang Cheung (Holdings) Ltd.            671,588       112,764      164,944       2,237,578
                                         -----------  ------------  -----------  --------------
TOTALS                                   $18,059,248  $  2,044,702  $   948,444  $   28,077,641

                                                     THE OAKMARK FAMILY OF FUNDS

       THE OAKMARK FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
    ..........................................................

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      ELEVEN MONTHS
                                    YEAR ENDED        YEAR ENDED          ENDED        YEAR ENDED OCTOBER 31,
                                  SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,    ----------------------
                                       1999              1998             1997           1996         1995
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                           $   33.54          $ 41.21          $   32.39      $   28.47    $   25.21
Income From Investment
   Operations:
   Net Investment Income
      (Loss)                             0.44             0.47               0.36           0.34         0.30
   Net Gains or Losses on
      Securities (both
      realized and unrealized)           2.43            (1.73  )           10.67           4.70         4.66
                                    ---------          ---------        ---------      ---------    ---------
   Total From Investment
      Operations:                        2.87            (1.26  )           11.03           5.04         4.96
Less Distributions:
   Dividends (from net
      investment income)                (0.44)           (0.40  )           (0.34)         (0.28)       (0.23)
   Distributions (from capital
      gains)                            (1.60)           (6.01  )           (1.87)         (0.84)       (1.47)
                                    ---------          ---------        ---------      ---------    ---------
   Total Distributions                  (2.04)           (6.41  )           (2.21)         (1.12)       (1.70)
                                    ---------          ---------        ---------      ---------    ---------
Net Asset Value, End of Period      $   34.37          $ 33.54          $   41.21      $   32.39    $   28.47
                                    =========          =========        =========      =========    =========
Total Return                             7.98%           (4.06  )%          39.24%*        18.07%       21.55%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                    $4,772.8          6$,924.0          $6,614.9       $3,933.9     $2,827.1
   Ratio of Expenses to
      Average Net Assets                 1.11%            1.08  %            1.08%*         1.18%        1.17%
   Ratio of Net Income (Loss)
      to Average Net Assets              1.02%            1.22  %            1.19%*         1.13%        1.27%
   Portfolio Turnover Rate              13   %           43     %           17   %         24%          18%


                                    YEAR ENDED OCTOBER 31,
                                -----------------------------------    OCTOBER 31,
                                  1994         1993         1992         1991(A)
------------------------------
Net Asset Value, Beginning of
   Period                       $   24.18    $   17.11     $ 12.10        $10.00
Income From Investment
   Operations:
   Net Investment Income
      (Loss)                         0.27         0.17       (0.03)       (0.01 )
   Net Gains or Losses on
      Securities (both
      realized and unrealized)       1.76         7.15        5.04         2.11
                                ---------    ---------     -------        ------
   Total From Investment
      Operations:                    2.03         7.32        5.01         2.10
Less Distributions:
   Dividends (from net
      investment income)            (0.23)       (0.04)      --           --
   Distributions (from capital
      gains)                        (0.77)       (0.21)      --           --
                                ---------    ---------     -------        ------
   Total Distributions              (1.00)       (0.25)      --           --
                                ---------    ---------     -------        ------
Net Asset Value, End of Period  $   25.21    $   24.18     $ 17.11        $12.10
                                =========    =========     =======        ======
Total Return                         8.77%       43.21%      41.40%       87.10 %*
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                $1,677.3     $1,107.0      $114.7         $4.8
   Ratio of Expenses to
      Average Net Assets             1.22%        1.32%       1.70%        2.50 %(b)*
   Ratio of Net Income (Loss)
      to Average Net Assets          1.19%        0.94%      (0.24)%      (0.66 )%(c)*
   Portfolio Turnover Rate          29%          18%         34   %        0    %

*Data has been annualized.

(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% for the period.
(c) Computed giving effect to the Adviser's expense limitation undertaking.

THE OAKMARK FAMILY OF FUNDS
64

       THE OAKMARK SELECT FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
    ..........................................................

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                      YEAR ENDED             YEAR ENDED        ELEVEN MONTHS ENDED
                                  SEPTEMBER 30, 1999     SEPTEMBER 30, 1998    SEPTEMBER 30, 1997
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                              $   16.76              $  16.34               $10.00
Income From Investment
   Operations:
   Net Investment Income
      (Loss)                                0.20                  0.03                (0.01 )
   Net Gains or Losses on
      Securities (both
      realized and unrealized)              4.72                  0.56                 6.35
                                       ---------              ---------              -------
   Total From Investment
      Operations:                           4.92                  0.59                 6.34
Less Distributions:
   Dividends (from net
      investment income)                   (0.05)                --                   --
   Distributions (from capital
      gains)                               (0.71)                (0.17 )              --
                                       ---------              ---------              -------
   Total Distributions                     (0.76)                (0.17 )              --
                                       ---------              ---------              -------
Net Asset Value, End of Period         $   20.92              $  16.76               $16.34
                                       =========              =========              =======
Total Return                               30.07%                 3.64 %              69.16 %*
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                       $1,638.9               $1,227.9               $514.2
   Ratio of Expenses to
      Average Net Assets                    1.16%                 1.22 %               1.12 %*
   Ratio of Net Income (Loss)
      to Average Net Assets                 0.98%                  .17 %              (0.11 )%*
   Portfolio Turnover Rate                 67   %                56    %              37    %

*Ratios have been annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 65

       THE OAKMARK SMALL CAP FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
    ..........................................................

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                ELEVEN MONTHS
                                                                                    ENDED          YEAR ENDED
                                      YEAR ENDED             YEAR ENDED         SEPTEMBER 30,     OCTOBER 31,
                                  SEPTEMBER 30, 1999     SEPTEMBER 30, 1998          1997             1996
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                               $ 12.63                $ 20.34            $    13.19         $10.00
Income From Investment
   Operations:
   Net Investment Income
      (Loss)                              (0.16)                 (0.12)                (0.01)         (0.02 )
   Net Gains or Losses on
      Securities (both
      realized and unrealized)             1.50                  (4.73)                 7.16           3.21
                                        -------                -------            ---------          -------
   Total From Investment
      Operations:                          1.34                  (4.85)                 7.15           3.19
Less Distributions:
   Dividends (from net
      investment income)                   0.00                  --                    --             --
   Distributions (from capital
      gains)                              (0.09)                 (2.86)                --             --
                                        -------                -------            ---------          -------
   Total Distributions                    (0.09)                 (2.86)                --             --
                                        -------                -------            ---------          -------
Net Asset Value, End of Period          $ 13.88                $ 12.63            $    20.34         $13.19
                                        =======                =======            =========          =======
Total Return                              10.56%                (26.37)%               59.14%*        31.94 %
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                        $437.1                 $618.0             $ 1,513.4          $218.4
   Ratio of Expenses to
      Average Net Assets                   1.48%                  1.45%                 1.37%*         1.61 %
   Ratio of Net Income (Loss)
      to Average Net Assets               (0.44)%                (0.40)%               (0.25)%*       (0.29 )%
   Portfolio Turnover Rate                68   %                 34   %                27  %          23    %

*Data has been annualized.

THE OAKMARK FAMILY OF FUNDS
66

       THE OAKMARK EQUITY AND INCOME FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
    ..........................................................

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                ELEVEN MONTHS
                                                                                    ENDED          YEAR ENDED
                                      YEAR ENDED             YEAR ENDED         SEPTEMBER 30,     OCTOBER 31,
                                  SEPTEMBER 30, 1999     SEPTEMBER 30, 1998          1997             1996
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                               $ 13.99                $ 14.49              $11.29           $10.00
Income From Investment
   Operations:
   Net Investment Income
      (Loss)                               0.43                   0.29                0.21             0.10
   Net Gains or Losses on
      Securities (both
      realized and unrealized)             1.68                   0.04                3.24             1.19
                                        ------                 ------               ------           ------
   Total From Investment
      Operations:                          2.11                   0.33                3.45             1.29
Less Distributions:
   Dividends (from net
      investment income)                  (0.21)                 (0.24)              (0.12)           --
   Distributions (from capital
      gains)                              (0.21)                 (0.59)              (0.13)           --
                                        ------                 ------               ------           ------
   Total Distributions                    (0.42)                 (0.83)              (0.25)           --
                                        ------                 ------               ------           ------
Net Asset Value, End of Period            15.68                  13.99              $14.49           $11.29
                                        ======                 ======               ======           ======
Total Return                              15.32%                  2.57%              34.01%*          12.91%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                        $ 60.3                 $ 57.7               $33.5            $13.8
   Ratio of Expenses to
      Average Net Assets                   1.18%                  1.31%               1.50%*(a)        2.50%(a)
   Ratio of Net Income (Loss)
      to Average Net Assets                2.65%                  2.39%               2.38%*(a)        1.21%(a)
   Portfolio Turnover Rate                81  %                  46  %               53   %           66   %

*Data has been annualized.

(a) If the fund had paid all of its expenses and there had been no expense reimbursement by the investment adviser, ratios would have been as follows:

                                  SEPTEMBER 30, 1997     OCTOBER 31, 1996
--------------------------------------------------------------------------
   Ratio of Expenses to
     Average Net Assets                   1.70%                 2.64%
   Ratio of Net Income (Loss)
     to Average Net Assets                2.18%                 1.08%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 67

       THE OAKMARK GLOBAL FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
    ..........................................................

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                       PERIOD ENDED
                                  SEPTEMBER 30, 1999(a)
--------------------------------------------------------
Net Asset Value, Beginning of
   Period                                 $10.00
Income From Investment
   Operations:
   Net Investment Income
     (Loss)                                 0.01
   Net Gains or Losses on
     Securities (both realized
     and unrealized)                       (0.83)
                                          ------
   Total From Investment
     Operations:                           (0.82)
Less Distributions:
   Dividends (from net
     investment income)                     0.00
   Distributions (from capital
     gains)                                 0.00
                                          ------
   Total Distributions                      0.00
                                          ------
Net Asset Value, End of Period            $ 9.18
                                          ======
Total Return                               (8.18%)
Ratios/Supplemental Data:
   Net Assets, End of Period
     ($million)                           $24.0
   Ratio of Expenses to
     Average Net Assets                     1.75%*(b)
   Ratio of Net Income (Loss)
     to Average Net Assets                  0.98%*(b)
   Portfolio Turnover Rate                  7.23%

*Data has been annualized.

(a) From August 4, 1999, the date on which fund shares were first offered for sale to the public.


(b) If the fund had paid all of its expenses and there had been no expense reimbursement by the investment advisor, the ratio of expenses to average net assets would have been 2.22% and the ratio of net income (loss) to average net assets would have been 0.51%.


THE OAKMARK FAMILY OF FUNDS
68

       THE OAKMARK INTERNATIONAL FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
    ..........................................................

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    ELEVEN MONTHS
                                   YEAR ENDED       YEAR ENDED          ENDED                    YEAR ENDED OCTOBER 31,
                                  SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    ----------------------------------------------
                                      1999             1998             1997           1996         1995        1994         1993
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                            $ 10.42          $ 18.77         $   14.92      $   12.97    $ 14.50     $   14.09    $  9.80
Income From Investment
   Operations:
   Net Investment Income
      (Loss)                            0.36             0.41              0.27           0.09       0.30          0.21       0.06
   Net Gains or Losses on
      Securities (both
      realized and unrealized)          4.19            (5.32)             3.74           2.90      (0.77)         0.43       4.48
                                     -------          -------         ---------      ---------    -------     ---------    -------
   Total From Investment
      Operations:                       4.55            (4.91)             4.01           2.99      (0.47)         0.64       4.54
Less Distributions:
   Dividends (from net
      investment income)               (0.24)           (0.58)            (0.16)         --         --            (0.08)     (0.25)
   Distributions (from capital
      gains)                           (0.78)           (2.86)            --             (1.04)     (1.06)        (0.15)     --
                                     -------          -------         ---------      ---------    -------     ---------    -------
   Total Distributions                 (1.02)           (3.44)            (0.16)         (1.04)     (1.06)        (0.23)     (0.25)
                                     -------          -------         ---------      ---------    -------     ---------    -------
Net Asset Value, End of Period       $ 13.95          $ 10.42         $   18.77      $   14.92    $ 12.97     $   14.50    $ 14.09
                                     =======          =======         =========      =========    =======     =========    =======
Total Return                           46.41%          (29.90)%           29.63%*        24.90%     (3.06)%        4.62%     47.49%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                     $811.1           $756.1          $1,647.3       $1,172.8     $819.7      $1,286.0     $815.4
   Ratio of Expenses to
      Average Net Assets                1.29%            1.32%             1.26%*         1.32%      1.40%         1.37%      1.26%
   Ratio of Net Income (Loss)
      to Average Net Assets             1.94%            1.95%             2.09%*         1.45%      1.40%         1.44%      1.55%
   Portfolio Turnover Rate             54   %           43   %            61   %         42%        26   %        55%        21   %


                                PERIOD ENDED
                                OCTOBER 31,
                                  1992(A)
------------------------------
Net Asset Value, Beginning of
   Period                          $10.00
Income From Investment
   Operations:
   Net Investment Income
      (Loss)                        0.26
   Net Gains or Losses on
      Securities (both
      realized and unrealized)     (0.46  )
                                   -------
   Total From Investment
      Operations:                (0.2     )
Less Distributions:
   Dividends (from net
      investment income)           --
   Distributions (from capital
      gains)                       --
                                   -------
   Total Distributions             --
                                   -------
Net Asset Value, End of Period      9.80
                                   =======
Total Return                      (22.81  )%*
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                   $23.5
   Ratio of Expenses to
      Average Net Assets            2.04  %*
   Ratio of Net Income (Loss)
      to Average Net Assets        37.02  %*
   Portfolio Turnover Rate          0     %

*Ratios have been annualized.

(a) From September 30, 1992, the date on which Fund shares were first offered for sale to the public.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.   THE OAKMARK FAMILY OF FUNDS 69

       THE OAKMARK INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------
               FINANCIAL HIGHLIGHTS
    ..........................................................

                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                ELEVEN MONTHS
                                      YEAR ENDED            YEAR ENDED              ENDED              YEAR ENDED
                                  SEPTEMBER 30, 1999    SEPTEMBER 30, 1998    SEPTEMBER 30, 1997    OCTOBER 31, 1996
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                               $ 6.89                $12.20                $11.41               $10.00
Income From Investment
   Operations:
   Net Investment Income
      (Loss)                              0.20                  0.18                  0.13                 0.04
   Net Gains or Losses on
      Securities (both
      realized and unrealized)            5.75                 (4.09 )                1.10                 1.37
                                        -------               -------               ------               ------
   Total From Investment
      Operations:                         5.95                 (3.91 )                1.23                 1.41
Less Distributions:
   Dividends (from net
      investment income)                 (0.20 )               (0.06 )               (0.08)               --
   Distributions (from capital
      gains)                              0.00                 (1.34 )               (0.36)               --
                                        -------               -------               ------               ------
   Total Distributions                   (0.20 )               (1.40 )               (0.44)               --
                                        -------               -------               ------               ------
Net Asset Value, End of Period          $12.64                $ 6.89                $12.20               $11.41
                                        =======               =======               ======               ======
Total Return                             88.02 %              (35.20 )%              12.07%*              14.15%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                        $155.4                $51.8                 $66.0                $39.8
   Ratio of Expenses to
      Average Net Assets                  1.79 %                1.96 %                1.93%*               2.50%(a)
   Ratio of Net Income (Loss)
      to Average Net Assets               2.31 %                2.17 %                1.23%*               0.65%(a)
   Portfolio Turnover Rate              126    %               69    %               63   %               27   %

* Ratios have been annualized.

(a) If the fund had paid all of its expenses and there had been no expense reimbursement by the investment advisor, the ratio of expenses to average net assets would have been 2.65% and the ratio of net income (loss) to average net assets would have been .50%.

70 THE OAKMARK FAMILY OF FUNDS

    THE OAKMARK FAMILY OF FUNDS

       REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
        ........................................................................

        TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF HARRIS
          ASSOCIATES INVESTMENT TRUST:

            WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF ASSETS AND LIABILITIES OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK
        SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND (EACH A SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST), INCLUDING THE SCHEDULES OF INVESTMENTS ON PAGES 7-9, 12-13, 16-18, 21-24, 28-30, 34-37, AND 41-44, AS OF SEPTEMBER 30, 1999, AND THE
        RELATED STATEMENTS OF OPERATIONS, STATEMENTS OF CHANGES IN NET ASSETS AND THE FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE TRUST'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS.
            WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF SEPTEMBER 30, 1999, BY CORRESPONDENCE WITH THE CUSTODIAN AND BROKERS. AS TO SECURITIES PURCHASED BUT NOT RECEIVED, WE REQUESTED CONFIRMATION FROM BROKERS, AND WHEN REPLIES WERE NOT RECEIVED, WE CARRIED OUT ALTERNATIVE AUDITING PROCEDURES. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.
            IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITIONS OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND OF THE HARRIS ASSOCIATES INVESTMENT TRUST AS OF SEPTEMBER 30, 1999, THE RESULTS OF THEIR OPERATIONS, THE CHANGES IN THEIR NET ASSETS, AND THEIR FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

        ARTHUR ANDERSEN LLP
        Chicago, Illinois
        October 25, 1999

                                                     THE OAKMARK FAMILY OF FUNDS
                                                                              71
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THE OAKMARK FAMILY OF FUNDS
72
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 THE OAKMARK FAMILY OF FUNDS

       TRUSTEES AND OFFICERS
        ........................................................................

TRUSTEES
  Michael J. Friduss
  Thomas H. Hayden
  Christine M. Maki
  Victor A. Morgenstern
  Allan J. Reich
  Marv Rotter
  Burton W. Ruder
  Peter S. Voss
  Gary Wilner, M.D.

OFFICERS
  Victor A. Morgenstern--CHAIRMAN
  Robert M. Levy--PRESIDENT
  Robert J. Sanborn--EXECUTIVE VICE PRESIDENT
  David G. Herro--VICE PRESIDENT
  Gregory L. Jackson--VICE PRESIDENT
  Clyde S. McGregor--VICE PRESIDENT
  William C. Nygren--VICE PRESIDENT
  Steven J. Reid--VICE PRESIDENT
  Michael J. Welsh--VICE PRESIDENT
  Anita M. Nagler--SECRETARY
  Ann W. Regan--VICE PRESIDENT--
    SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
  Kristi L. Rowsell--TREASURER
  John J. Kane--ASSISTANT TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
  Harris Associates L.P.
  Two North LaSalle Street
  Chicago, Illinois 60602-3790

TRANSFER AGENT
  Nvest Services Company, Inc.
  Attention: The Oakmark Family of Funds
  P.O. Box 8510
  Boston, Massachusetts 02266-8510

LEGAL COUNSEL
  Bell, Boyd & Lloyd
  Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
  Arthur Andersen LLP
  Chicago, Illinois

FOR MORE INFORMATION:
  Please call 1-800-OAKMARK
  (1-800-625-6275)
  or 617-578-1329

WEBSITE
  www.oakmark.com

24-HOUR NAV HOTLINE
  1-800-GROWOAK (1-800-476-9625)

E-MAIL ADDRESS
  ServiceComments@oakmark.com

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective profile and/or prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.
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OAKMARK
FAMILY OF FUNDS

P.O. BOX 8510
BOSTON, MA 02266-8510